                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-08457

Exact name of registrant as specified in charter:

Delaware Group Foundation Funds

Address of principal executive offices:

2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:

Richelle S. Maestro, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant's telephone number, including area code: (800) 523-1918

Date of fiscal year end: September 30

Date of reporting period: September 30, 2003

Item 1.  Reports to Stockholders

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)
STRUCTURED EQUITY








Annual Report 2003
--------------------------------------------------------------------------------
              DELAWARE FOUNDATION FUNDS
                DELAWARE GROWTH ALLOCATION PORTFOLIO
                DELAWARE BALANCED ALLOCATION PORTFOLIO
                DELAWARE INCOME ALLOCATION PORTFOLIO


[LOGO] POWERED BY RESEARCH.(SM)

Table
  OF CONTENTS

-----------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                     1
-----------------------------------------------------------------
PERFORMANCE SUMMARIES:

    Delaware Growth Allocation Portfolio                        3

    Delaware Balanced Allocation Portfolio                      4

    Delaware Income Allocation Portfolio                        5
-----------------------------------------------------------------
FINANCIAL STATEMENTS:

    Statements of Net Assets                                    6

    Statements of Assets and Liabilities                        9

    Statements of Operations                                   10

    Statements of Changes in Net Assets                        11

    Financial Highlights                                       13

    Notes to Financial Statements                              25
-----------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS                                 29
-----------------------------------------------------------------
BOARD OF TRUSTEES/OFFICERS                                     30
-----------------------------------------------------------------






    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2003 Delaware Distributors, L.P.

Portfolio                                              Delaware Foundation Funds
  MANAGEMENT REVIEW                                    October 10, 2003

Fund Manager

J. Paul Dokas
Director of Research -- Quantitative
Senior Portfolio Manager

Q: How did Delaware Foundation Funds and the markets in general perform over the past 12-month period?
A: During the fiscal year, the equity markets experienced substantial price appreciation, a welcome rebound from the challenging prior years. The S&P 500 Index, for example, surged +24.37% during the 12 months ended September 30, 2003, with much of those gains coming in the final two quarters of the period.

While the fixed-income markets fared quite well during the past few years, prospects for a stronger economy and rising interest rates caused bonds to give up some ground in the second half of our fiscal year. Still, the Lehman Brothers Aggregate Bond Index managed to increase +5.41% during the 12-month period.

All three Delaware Foundation Funds performed well during the fiscal year. Especially considering the diversified nature of each Portfolio, we were pleased with the absolute returns delivered to our shareholders.

For the 12-month period ended September 30, 2003:

Delaware Growth Allocation Portfolio returned +22.40% (Class A shares at net asset value with distributions reinvested).

Delaware Balanced Allocation Portfolio returned +19.63% (Class A shares at net asset value with distributions reinvested).

Delaware Income Allocation Portfolio returned +14.92% (Class A shares at net asset value with distributions reinvested).

Q: Given the change in the investment environment, did the managers alter their philosophies or processes during the fiscal year?
A: No. Regardless of the market environment, we maintain a very disciplined approach of analyzing and evaluating the relative attractiveness of the various asset classes, as well as the expected returns and risk premiums of each. As the markets present opportunities, we strategically adjust our allocations in the Portfolios accordingly.

This philosophy applied to each Portfolio; only the weightings of the various asset classes differ based on the objectives of the Portfolios and the general risk profile of its respective shareholders. Controls have been built into the model to ensure that each Portfolio delivers what its shareholders desire in a diversified investment vehicle. In every market environment, Delaware Growth Allocation Portfolio always will be more heavily weighted in equities, and Delaware Income Allocation Portfolio always will hold a majority of its assets in fixed-income holdings.

Q: Can you discuss some of the general allocation adjustments made during the year?
A: Heading into the fiscal year, our quantitative analysis signaled a need to increase the equity weightings in each of our three Foundation Funds. Following the numerous Federal Reserve rate cuts over the past few years, interest rates had declined to significantly low levels. During that same period, the stock markets had been in the midst of a prolonged bearish trend. Our model revealed that the expected returns on stocks (relative to bonds) had become very attractive. In September 2002 (the final month of the prior fiscal year) and during the first six months of the fiscal year, we rebalanced each Portfolio to reflect a higher allocation to stocks, keeping in mind its unique objectives.

By mid-fiscal year, on March 31, 2003, both Delaware Growth Allocation Portfolio (93 percent of net assets) and Delaware Balanced Allocation Portfolio (73 percent of net assets) approached the upper range of their allowable equity weighting. Even after the rebalancing, Delaware Income Allocation Portfolio still reflected its conservative directive and maintained an equity percentage below 50 percent. Our decision to increase the equity weighting proved correct, and each Portfolio benefited accordingly throughout the remainder of the fiscal year.

As the end of the fiscal year approached, we chose to decrease our equity allocations and raise more cash in each Portfolio, as the relative attraction to equities declined.

Finally, we increased our fixed-income allocations to take advantage of the higher yields that existed after the summer downturn in the bond market. During the fiscal year, the yield on the benchmark 10-year Treasury note increased by over one percent to its highest level in 12 months.

Q: Can you specifically address the allocations within each Fund, beginning with Delaware Growth Allocation Portfolio?
A: As the most aggressive of the three "fund of funds," Delaware Growth Allocation Portfolio benefited most from the strong performance in the equity markets. Our decision to overweight its equity allocation throughout the 12-month period greatly contributed to its +22.40% return (Class A shares at net asset value with distributions reinvested). Despite some modest increase in the fixed-income allocation in September 2003, your Portfolio still maintained an equity weighting of 84 percent of total net assets at fiscal year end, slightly above its 80 percent target. The fixed-income percentage stood at five percent as of September 30, 2003, with 11 percent in cash.

In March, we sold some small positions in Delaware Select Growth Fund and Delaware Small Cap Value Fund, and reallocated into larger-cap stock opportunities. These moves allowed us to take profits from these small- and mid-cap positions. Also of note, your Portfolio maintained a 17 percent weighting of net assets in non-U.S. equities at fiscal year end.

Q: How about Delaware Balanced Allocation Portfolio?
A: Like Delaware Growth Allocation Portfolio, Delaware Balanced Allocation Portfolio benefited from overweighted equity positions that were held throughout the fiscal year. We are pleased with its +19.63% return (Class A shares at net asset value with distributions reinvested), particularly given the fact that your Portfolio represents a balanced portfolio comprised of multiple asset classes. This fund of funds is structured for the moderate investor who is comfortable with a sizable equity investment, balanced with a percentage of fixed-income holdings. At fiscal year end, your Portfolio maintained an equity weighting of 63 percent of net assets, a fixed-income weighting of 26 percent, and the remaining 11 percent in cash. Non-U.S. equity exposure was less than 10 percent.

Q: How about Delaware Income Allocation Portfolio?
A: The Delaware Income Allocation Portfolio should not be mistaken as a traditional income fund, such as those funds that hold bonds and dividend-paying stocks almost exclusively. However, this fund of funds does invest a greater percentage of its assets in fixed-income holdings than the other two Delaware Foundation Funds and is structured for the more conservative investor who has a lower risk tolerance. Throughout the 12-month period, the Portfolio maintained an equity weighting just below 50 percent of net assets and returned +14.92% (Class A shares at net asset value with distributions reinvested). At fiscal year end, your Portfolio maintained an allocation of 46 percent in both equity and fixed-income holdings, with eight percent in cash.

Regardless of our market views or the signals of the quantitative model, this conservative portfolio will never be positioned in a much more aggressive manner. In fact, despite our strong leanings toward equities (as was evidenced by the moves in the other two Portfolios), we made very few stock-related allocation adjustments during the course of the fiscal year.

To enhance the yield of the Portfolio, we owned small positions in Delaware Corporate Bond Fund (six percent), Delaware High-Yield Opportunities Fund (eight percent), and Delaware REIT Fund (two percent).

Q: Are the Delaware Foundation Funds well suited for investors in the current market environment?
A: Absolutely. Over the past few years, the economic and geopolitical uncertainties, combined with the volatility of the markets, have shown that diversification is crucial for most investors. Many investors do not have the time, desire, or ability to research the vast universe of stocks and bonds in order to make the most appropriate decisions to help meet their investment goals.

Likewise, we believe that the tremendous growth in mutual fund alternatives has made it more difficult for investors to differentiate between products. Professionally managed fund of funds like Delaware Foundation Funds allow investors to participate in the multi-asset class portfolios that may meet their parameters and objectives.

Delaware Foundation Funds further expand on the concept of diversification by allowing shareholders to own multiple Delaware Investments mutual funds, representing various asset classes and managed by various investment teams. Like traditional mutual funds, each Delaware Foundation Fund has a specific investment style and objective to help meet the diverse goals and risk tolerances of its shareholders.

Delaware
  GROWTH ALLOCATION PORTFOLIO

Fund Basics                                           Fund Performance
As of September 30, 2003                              Average Annual Total Returns
------------------------------------------------      Through September 30, 2003                    Lifetime   Five Years   One Year
Fund Objective:                                       ------------------------------------------------------------------------------
The Fund seeks long-term capital growth.              Class A (Est. 12/31/97)
------------------------------------------------      Excluding Sales Charge                         +0.91%      +1.85%      +22.40%
Total Fund Net Assets:                                Including Sales Charge                         -0.12%      +0.65%      +15.35%
$28.75 million                                        ------------------------------------------------------------------------------
------------------------------------------------      Class B (Est. 12/31/97)
Number of Holdings:                                   Excluding Sales Charge                         +0.20%      +1.10%      +21.61%
8                                                     Including Sales Charge                         -0.04%      +0.69%      +17.61%
------------------------------------------------      ------------------------------------------------------------------------------
Fund Start Date:                                      Class C (Est. 12/31/97)
December 31, 1997                                     Excluding Sales Charge                         +0.19%      +1.09%      +21.42%
------------------------------------------------      Including Sales Charge                         +0.19%      +1.09%      +20.42%
Your Fund Manager:                                    ------------------------------------------------------------------------------
J. Paul Dokas leads Delaware's Structured Equity      Returns reflect the reinvestment of all distributions and any applicable sales
Products Team. He earned a bachelor's degree          charges as noted below. Returns and share values will fluctuate so that
at Loyola College in Baltimore and an MBA             shares, when redeemed, may be worth more or less than their original cost.
degree at the University of Maryland. Mr. Dokas       Performance for Class B and C shares, excluding sales charges, assumes either
is also a CFA charterholder and a member of           that contingent deferred sales charges did not apply or the investment was not
AIMR. Prior to joining Delaware Investments           redeemed. Past performance is not a guarantee of future results.
in 1987, he was Director of Trust Investment
Management at Bell Atlantic Corp.                     The Portfolio offers Class A, B, C, R, and Institutional Class shares. Class A
------------------------------------------------      shares are sold with a front-end sales charge of up to 5.75% and have an
Nasdaq symbols:                                       annual distribution and service fee of up to 0.30%.
Class A  DFGAX
Class B  N/A                                          Class B shares are sold with a contingent deferred sales charge that declines
Class C  N/A                                          from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

                                                      Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

                                                      The cumulative total return for the lifetime period ended September 30, 2003 for Delaware Growth Allocation Portfolio's Class R shares was +3.89%. Class R shares were first made available on June 2, 2003 and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60%.

                                                      The average annual total returns for the lifetime, five-year, and one-year periods ended September 30, 2003 for Delaware Growth Allocation Portfolio's
                                                      Institutional Class were +1.16%, +2.11%, and +22.69%, respectively.
                                                      Institutional Class shares were first made available on December 31, 1997, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

                                                      An expense limitation was in effect for all classes of Delaware Growth
                                                      Allocation Portfolio during the periods shown. Performance would have been lower had the expense limitation not been in effect.

                                                      The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

                                                      Nasdaq Class R symbol: DFGRX

Performance of a $10,000 Investment
December 31, 1997 (Portfolio's inception) through September 30, 2003

Delaware Foundation Growth Portfolio - Performance of a $10,000 Investment chart

                 Delaware Growth
                 Foundation Fund-
Period End        Class A Shares        S & P 500 Index
12/31/1997            $9,424                 $10,000
9/30/1998             $9,058                 $10,600
9/30/1999            $10,627                 $13,548
9/30/2000            $11,795                 $15,348
9/30/2001             $9,248                 $11,262
9/30/2002             $8,111                  $8,955
9/30/2003             $9,928                 $11,138

Chart assumes $10,000 invested on December 31, 1997 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Portfolio classes will vary due to differing charges and expenses. Returns plotted were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware
  BALANCED ALLOCATION PORTFOLIO

Fund Basics                                           Fund Performance
As of September 30, 2003                              Average Annual Total Returns
------------------------------------------------      Through September 30, 2003                  Lifetime   Five Years    One Year
Fund Objective:                                       ------------------------------------------------------------------------------
The Fund seeks capital appreciation with current      Class A (Est. 12/31/97)
income as a secondary objective.                      Excluding Sales Charge                       +1.88%      +2.93%      +19.63%
------------------------------------------------      Including Sales Charge                       +0.83%      +1.71%      +12.77%
Total Fund Net Assets:                                ------------------------------------------------------------------------------
$33.98 million                                        Class B (Est. 12/31/97)
------------------------------------------------      Excluding Sales Charge                       +1.17%      +2.18%      +18.75%
Number of Holdings:                                   Including Sales Charge                       +0.93%      +1.77%      +14.75%
9                                                     ------------------------------------------------------------------------------
------------------------------------------------      Class C (Est. 12/31/97)
Fund Start Date:                                      Excluding Sales Charge                       +1.19%      +2.18%      +18.72%
December 31, 1997                                     Including Sales Charge                       +1.19%      +2.18%      +17.72%
------------------------------------------------      ------------------------------------------------------------------------------
Your Fund Manager:                                    Returns reflect the reinvestment of all distributions and any applicable sales
J. Paul Dokas                                         charges as noted below. Returns and share values will fluctuate so that
------------------------------------------------      shares, when redeemed, may be worth more or less than their original cost.
Nasdaq symbols:                                       Performance for Class B and C shares, excluding sales charges, assumes either
Class A  DFBAX                                        that contingent deferred sales charges did not apply or the investment was not
Class B  N/A                                          redeemed. Past performance is not a guarantee of future results.
Class C  N/A
                                                      The Portfolio offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

                                                      Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

                                                      Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

                                                      The cumulative total return for the lifetime period ended September 30, 2003 for Delaware Balanced Allocation Portfolio's Class R shares was +3.05%. Class
                                                      R shares were first made available on June 2, 2003 and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60%.

                                                      The average annual total returns for the lifetime, five-year, and one-year periods ended September 30, 2003 for Delaware Balanced Allocation Portfolio's
                                                      Institutional Class were +2.13%, +3.19%, and +19.92%, respectively.
                                                      Institutional Class shares were first made available on December 31, 1997, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

                                                      An expense limitation was in effect for all classes of Delaware Balanced
                                                      Allocation Portfolio during the periods shown. Performance would have been lower had the expense limitation not been in effect.

                                                      The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

                                                      Nasdaq Class R symbol: DFBRX

Performance of a $10,000 Investment
December 31, 1997 (Portfolio's inception) through September 30, 2003

Delaware Foundation Balanced Fund - Performance of a $10,000 Investment chart

                 Delaware Balanced
               Foundation Portfolio-                          Lehman Brothers
Period End        Class A Shares        S & P 500 Index     Aggregate Bond Index
12/31/1997           $9,424                 $10,000               $10,000
9/30/1998            $9,077                 $10,600               $10,832
9/30/1999           $10,214                 $13,548               $10,791
9/30/2000           $11,184                 $15,348               $11,545
9/30/2001            $9,449                 $11,262               $13,040
9/30/2002            $8,766                  $8,955               $14,162
9/30/2003           $10,488                 $11,138               $14,928

Chart assumes $10,000 invested on December 31, 1997 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Portfolio classes will vary due to differing charges and expenses. Returns plotted were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of large-capitalization U.S. companies. The Lehman Brothers Aggregate Bond Index is an unmanaged composite that tracks the broad U.S. investment-grade bond markets. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware
  INCOME ALLOCATION PORTFOLIO

Fund Basics                                           Fund Performance
As of September 30, 2003                              Average Annual Total Returns
------------------------------------------------      Through September 30, 2003                  Lifetime  Five Years    One Year
Fund Objective:                                       ------------------------------------------------------------------------------
The Fund seeks a combination of current income        Class A (Est. 12/31/97)
and preservation of capital with capital              Excluding Sales Charge                       +2.47%      +3.09%      +14.92%
appreciation.                                         Including Sales Charge                       +1.41%      +1.87%       +8.31%
------------------------------------------------      ------------------------------------------------------------------------------
Total Fund Net Assets:                                Class B (Est. 12/31/97)
$25.58 million                                        Excluding Sales Charge                       +1.77%      +2.36%      +14.09%
------------------------------------------------      Including Sales Charge                       +1.54%      +1.96%      +10.09%
Number of Holdings:                                   ------------------------------------------------------------------------------
9                                                     Class C (Est. 12/31/97)
------------------------------------------------      Excluding Sales Charge                       +1.71%      +2.29%      +14.15%
Fund Start Date:                                      Including Sales Charge                       +1.71%      +2.29%      +13.15%
December 31, 1997                                     ------------------------------------------------------------------------------
------------------------------------------------      Returns reflect the reinvestment of all distributions and any applicable sales
Your Fund Manager:                                    charges as noted below. Returns and share values will fluctuate so that
J. Paul Dokas                                         shares, when redeemed, may be worth more or less than their original cost.
------------------------------------------------      Performance for Class B and C shares, excluding sales charges, assumes either
Nasdaq symbols:                                       that contingent deferred sales charges did not apply or the investment was not
Class A  DFIAX                                        redeemed. Past performance is not a guarantee of future results.
Class B  N/A
Class C  N/A                                          The Portfolio offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

                                                      Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

                                                      Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

                                                      The cumulative total return for the lifetime period ended September 30, 2003 for Delaware Income Allocation Portfolio's Class R shares was +2.12%. Class R shares were first made available on June 2, 2003 and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60%.

                                                      The average annual total returns for the lifetime, five-year, and one-year periods ended September 30, 2003 for Delaware Income Allocation Portfolio's
                                                      Institutional Class were +2.70%, +3.34%, and +15.12%, respectively.
                                                      Institutional Class shares were first made available on December 31, 1997, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

                                                      An expense limitation was in effect for all classes of Delaware Income
                                                      Allocation Portfolio during the periods shown. Performance would have been lower had the expense limitation not been in effect.

                                                      The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

                                                      Nasdaq Class R symbol: DFIRX

Performance of a $10,000 Investment
December 31, 1997 (Portfolio's inception) through September 30, 2003

Delaware Foundation Income Fund - Performance of a $10,000 Investment chart

                         Delaware Income
                       Foundation Portfolio-     Lehman Brothers Aggregate
        Period End        Class A Shares                 Bond Index
        12/31/1997            $9,424                     $10,000
        9/30/1998             $9,309                     $10,832
        9/30/1999             $9,946                     $10,791
        9/30/2000            $10,708                     $11,545
        9/30/2001             $9,809                     $13,040
        9/30/2002             $9,433                     $14,162
        9/30/2003            $10,841                     $14,928

Chart assumes $10,000 invested on December 31, 1997 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Portfolio classes will vary due to differing charges and expenses. Returns plotted were as of the last day of each month shown. The Lehman Brothers Aggregate Bond Index is an unmanaged composite that tracks the broad U.S. investment-grade bond markets. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statements                                  Delaware Growth Allocation Portfolio
  OF NET ASSETS                             September 30, 2003

                                                        Number of      Market
                                                         Shares        Value

Investment Companies - 88.63%
Equity Funds - 83.50%
  Delaware Group Equity Funds II -
    Delaware Diversified Value Fund                      973,532     $ 8,625,494
  Delaware Group Equity Funds IV -
    Delaware Diversified Growth Fund                   1,571,300       8,893,558
 *Delaware Group Equity Funds V -
    Delaware Small Cap Value Fund                         26,752         849,650
  Delaware Group Global & International
    Funds - Delaware Emerging
    Markets Fund                                         111,258       1,088,102
  Delaware Group Global & International
    Funds - Delaware International
    Value Equity Fund                                    305,123       3,728,603
 *Voyageur Mutual Funds III -
    Delaware Select Growth Fund                           42,382         817,120
                                                                     -----------
                                                                      24,002,527
                                                                     -----------
Fixed Income Funds - 5.13%
  Delaware Group Government Fund -
    Delaware American Government
    Bond Fund                                            54,604          430,826
  Delaware Group Income Funds -
    Delaware Corporate Bond Fund                        178,851        1,044,493
                                                                      ----------
                                                                       1,475,319
                                                                      ----------
Total Investment Companies
  (cost $26,876,842)                                                  25,477,846
                                                                      ----------

                                                        Principal
                                                          Amount
Repurchase Agreements - 11.42%
  With BNP Paribas 0.95% 10/1/03
    (dated 9/30/03, collateralized
    by $1,180,000 U.S. Treasury Notes
    7.250% due 5/15/04,
    market value $1,257,869)                           $1,233,000      1,233,000
  With J. P. Morgan Securities 0.92%
    10/1/03 (dated 9/30/03,
    collateralized by $348,000
    U.S. Treasury Notes 11.875%
    due 11/15/03, market value $368,678
    and $457,000 U.S. Treasury Notes
    2.125% due 10/31/04,
    market value $465,830)                                818,000        818,000
  With UBS Warburg 0.95% 10/1/03
    (dated 9/30/03, collateralized by
    $457,000 U.S. Treasury Notes 1.250%
    due 5/31/05, market value $457,990,
    $218,000 U.S. Treasury Notes 10.750%
    due 8/15/05, market value $257,984
    and $457,000 U.S. Treasury Notes
    9.375% due 2/15/06,
    market value $543,637)                              1,233,000      1,233,000
                                                                      ----------
Total Repurchase Agreements
  (cost $3,284,000)                                                    3,284,000
                                                                      ----------

Total Market Value of Securities - 100.05%
  (cost $30,160,842)                                               $ 28,761,846
Liabilities Net of Receivables and
  Other Assets - (0.05%)                                                (15,907)
                                                                   ------------
Net Assets Applicable to 3,711,714
  Shares Outstanding - 100.00%                                     $ 28,745,939
                                                                   ============

Net Asset Value - Delaware Growth Allocation
  Portfolio Class A ($22,965,326 / 2,962,399 Shares)                      $7.75
                                                                          -----
Net Asset Value - Delaware Growth Allocation
  Portfolio Class B ($2,694,311 / 349,635 Shares)                         $7.71
                                                                          -----
Net Asset Value - Delaware Growth Allocation
  Portfolio Class C ($2,525,230 / 327,404 Shares)                         $7.71
                                                                          -----
Net Asset Value - Delaware Growth Allocation
  Portfolio Class R ($3,712 / 479 Shares)                                 $7.75
                                                                          -----
Net Asset Value - Delaware Growth Allocation
  Portfolio Institutional Class ($557,360 / 71,797 Shares)                $7.76
                                                                          -----

Components of Net Assets at September 30, 2003:
Shares of beneficial interest
  (unlimited authorization - no par)                               $ 30,733,450
Accumulated net realized loss on investments                           (588,515)
Net unrealized depreciation of investments                           (1,398,996)
                                                                   ------------
Total net assets                                                   $ 28,745,939
                                                                   ============

*Non-income producing security for the year ended September 30, 2003.

Net Asset Value and Offering Price per Share - Delaware Growth
  Allocation Portfolio
Net asset value Class A (A)                                               $7.75
Sales charge (5.75% of offering price,
  or 6.06% of the amount invested per share) (B)                           0.47
                                                                          -----
Offering price                                                            $8.22
                                                                          =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statements                                Delaware Balanced Allocation Portfolio
  OF NET ASSETS (CONTINUED)               September 30, 2003

                                                        Number of      Market
                                                         Shares        Value

Investment Companies - 88.67%
Equity Funds - 63.25%
  Delaware Group Equity Funds II -
    Delaware Diversified Value Fund                      941,648     $ 8,343,003
  Delaware Group Equity Funds IV -
    Delaware Diversified Growth Fund                   1,462,156       8,275,803
 *Delaware Group Equity Funds V -
    Delaware Small Cap Value Fund                         31,236         992,042
  Delaware Group Global & International
    Funds - Delaware Emerging
    Markets Fund                                          79,843         780,865
  Delaware Group Global & International
    Funds - Delaware International
   Value Equity Fund                                     172,384       2,106,531
 *Voyageur Mutual Funds III -
    Delaware Select Growth Fund                           51,559         994,064
                                                                     -----------
                                                                      21,492,308
                                                                     -----------
Fixed Income Funds - 25.42%
  Delaware Group Government Fund -
    Delaware American
    Government Bond Fund                                 619,835       4,890,499
  Delaware Group Income Funds -
    Delaware Corporate Bond Fund                         379,818       2,218,138
  Delaware Group Income Funds -
    Delaware High-Yield
    Opportunities Fund                                   377,029       1,530,736
                                                                     -----------
                                                                       8,639,373
                                                                     -----------
Total Investment Companies
  (cost $31,144,659)                                                  30,131,681
                                                                     -----------

                                                        Principal
                                                          Amount
Repurchase Agreements - 11.13%
  With BNP Paribas 0.95% 10/1/03
    (dated 9/30/03, collateralized by
    $1,360,000 U.S. Treasury Notes
    7.250% due 5/15/04,
    market value $1,449,001)                           $1,420,000      1,420,000
  With J. P. Morgan Securities 0.92%
    10/1/03 (dated 9/30/03,
    collateralized by $401,000 U.S.
    Treasury Notes 11.875% due 11/15/03,
    market value $424,698 and $526,000
    U.S. Treasury Notes 2.125% due
    10/31/04, market value $536,612)                      942,000        942,000
  With UBS Warburg 0.95% 10/1/03
    (dated 9/30/03, collateralized by
    $526,000 U.S. Treasury Notes
    1.250% due 5/31/05, market value
    $527,581, $251,000 U.S. Treasury
    Notes 10.750% due 8/15/05, market
    value $297,185 and $526,000 U.S.
    Treasury Notes 9.375% due 2/15/06,
    market value $626,242)                              1,421,000      1,421,000
                                                                      ----------
Total Repurchase Agreements
  (cost $3,783,000)                                                    3,783,000
                                                                      ----------

Total Market Value of Securities - 99.80%
  (cost $34,927,659)                                                $33,914,681
Receivables and Other Assets
  Net of Liabilities - 0.20%                                             67,549
                                                                    -----------
Net Assets Applicable to 4,194,941
  Shares Outstanding - 100.00%                                      $33,982,230
                                                                    ===========

Net Asset Value - Delaware Balanced Allocation
  Portfolio Class A ($29,746,362 / 3,671,392 Shares)                      $8.10
                                                                          -----
Net Asset Value - Delaware Balanced Allocation
  Portfolio Class B ($1,681,662 / 208,240 Shares)                         $8.08
                                                                          -----
Net Asset Value - Delaware Balanced Allocation
  Portfolio Class C ($1,717,741 / 212,220 Shares)                         $8.09
                                                                          -----
Net Asset Value - Delaware Balanced Allocation
  Portfolio Class R ($5,891 / 727 Shares)                                 $8.10
                                                                          -----
Net Asset Value - Delaware Balanced Allocation
  Portfolio Institutional Class ($830,574 / 102,362 Shares)               $8.11
                                                                          -----

Components of Net Assets at September 30, 2003:
Shares of beneficial interest
  (unlimited authorization - no par)                                $36,505,326
Undistributed net investment income                                     125,404
Accumulated net realized loss on investments                         (1,635,522)
Net unrealized depreciation of investments                           (1,012,978)
                                                                    -----------
Total net assets                                                    $33,982,230
                                                                    ===========

*Non-income producing security for the year ended September 30, 2003.

Net Asset Value and Offering Price per Share -
  Delaware Balanced Allocation Portfolio
Net asset value Class A (A)                                               $8.10
Sales charge (5.75% of offering price,
  or 6.05% of the amount invested per share) (B)                           0.49
                                                                          -----
Offering price                                                            $8.59
                                                                          =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statements                                  Delaware Income Allocation Portfolio
  OF NET ASSETS (CONTINUED)                 September 30, 2003

                                                        Number of      Market
                                                         Shares        Value

Investment Companies - 92.18%
Equity Funds - 46.47%
  Delaware Group Equity Funds II -
    Delaware Diversified Value Fund                      530,663     $ 4,701,673
  Delaware Group Equity Funds IV -
    Delaware Diversified Growth Fund                     824,507       4,666,709
 *Delaware Group Equity Funds V -
    Delaware Small Cap Value Fund                         15,513         492,697
  Delaware Group Global & International
    Funds - Delaware International
    Value Equity Fund                                     72,984         891,870
  Delaware Pooled Trust - Delaware
    REIT Fund                                             36,437         625,629
 *Voyageur Mutual Funds III -
    Delaware Select Growth Fund                           26,447         509,904
                                                                     -----------
                                                                      11,888,482
                                                                     -----------
Fixed Income Funds - 45.71%
  Delaware Group Government Fund -
    Delaware American
    Government Bond Fund                               1,014,001       8,000,470
  Delaware Group Income Funds -
    Delaware Corporate Bond Fund                         273,250       1,595,783
  Delaware Group Income Funds -
    Delaware High-Yield
    Opportunities Fund                                   516,920       2,098,696
                                                                     -----------
                                                                      11,694,949
                                                                     -----------
Total Investment Companies
  (cost $24,369,466)                                                  23,583,431
                                                                     -----------
                                                        Principal
                                                          Amount
Repurchase Agreements - 7.92%
  With BNP Paribas 0.95% 10/1/03
    (dated 9/30/03, collateralized by
    $728,000 U.S. Treasury Notes 7.250%
    due 5/15/04, market value $776,018)                $  761,000        761,000
  With J. P. Morgan Securities 0.92% 10/1/03
    (dated 9/30/03, collateralized by
    $215,000 U.S. Treasury Notes 11.875%
    due 11/15/03, market value $227,449
    and $282,000 U.S. Treasury Notes 2.125%
    due 10/31/04, market value $287,385)                  505,000        505,000
  With UBS Warburg 0.95% 10/1/03
    (dated 9/30/03, collateralized by
    $282,000 U.S. Treasury Notes 1.250%
    due 5/31/05, market value $282,548,
    $134,000 U.S. Treasury Notes 10.750%
    due 8/15/05, market value $159,158 and
    $282,000 U.S. Treasury Notes 9.375%
    due 2/15/06, market value $335,386)                   760,000        760,000
                                                                      ----------
Total Repurchase Agreements
  (cost $2,026,000)                                                    2,026,000
                                                                      ----------

Total Market Value of Securities - 100.10%
  (cost $26,395,466)                                                $25,609,431
Liabilities Net of Receivables and
  Other Assets - (0.10%)                                                (25,239)
                                                                    -----------
Net Assets Applicable to 3,227,772
  Shares Outstanding - 100.00%                                      $25,584,192
                                                                    ===========

Net Asset Value - Delaware Income Allocation
  Portfolio Class A ($24,237,830 / 3,058,337 Shares)                      $7.93
                                                                          -----
Net Asset Value - Delaware Income Allocation
  Portfolio Class B ($698,413 / 87,725 Shares)                            $7.96
                                                                          -----
Net Asset Value - Delaware Income Allocation
  Portfolio Class C ($339,760 / 42,861 Shares)                            $7.93
                                                                          -----
Net Asset Value - Delaware Income Allocation
  Portfolio Class R ($8,046 / 1,015 Shares)                               $7.93
                                                                          -----
Net Asset Value - Delaware Income Allocation
  Portfolio Institutional Class ($300,143 / 37,834 Shares)                $7.93
                                                                          -----

Components of Net Assets at September 30, 2003:
Shares of beneficial interest
  (unlimited authorization - no par)                                $27,305,374
Undistributed net investment income                                      79,000
Accumulated net realized loss on investments                         (1,014,147)
Net unrealized depreciation of investments                             (786,035)
                                                                    -----------
Total net assets                                                    $25,584,192
                                                                    ===========

*Non-income producing security for the year ended September 30, 2003.

Summary of Abbreviations
REIT - Real Estate Investment Trust

Net Asset Value and Offering Price per Share -
  Delaware Income Allocation Portfolio
Net asset value Class A (A)                                               $7.93
Sales charge (5.75% of offering price,
  or 6.05% of the amount invested per share) (B)                           0.48
                                                                          -----
Offering price                                                            $8.41
                                                                          =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statements                                             Delaware Foundation Funds
  OF ASSETS AND LIABILITIES                            September 30, 2003

                                                                 Delaware Growth       Delaware Balanced        Delaware Income
                                                              Allocation Portfolio    Allocation Portfolio    Allocation Portfolio
Assets:
  Investments in affiliated investment companies at market        $25,477,846               $30,131,681             $23,583,431
  Repurchase agreements                                             3,284,000                 3,783,000               2,026,000
  Cash                                                                  1,117                     1,182                     841
  Subscriptions receivable                                             17,042                   102,878                   7,415
  Dividends receivable                                                  1,507                     8,296                  11,692
  Interest receivable                                                      86                        99                      53
  Due from DMC                                                         23,587                    22,643                      --
                                                                  -----------               -----------             -----------
  Total assets                                                     28,805,185                34,049,779              25,629,432
                                                                  -----------               -----------             -----------

Liabilities:
  Liquidations payable                                                  8,275                     6,577                     779
  Accrued expenses                                                     50,971                    60,972                  44,461
                                                                  -----------               -----------             -----------
  Total liabilities                                                    59,246                    67,549                  45,240
                                                                  -----------               -----------             -----------

Total Net Assets                                                  $28,745,939               $33,982,230             $25,584,192
                                                                  ===========               ===========             ===========

Investments in affiliated investment companies at cost            $26,876,842               $31,144,659             $24,369,466
                                                                  ===========               ===========             ===========

See accompanying notes

Statements                                      Delaware Foundation Funds
  OF OPERATIONS                                 Year Ended September 30, 2003

                                                                   Delaware Growth       Delaware Balanced        Delaware Income
                                                                Allocation Portfolio    Allocation Portfolio    Allocation Portfolio
Investment Income:
  Dividends from affiliated investment companies                       $  188,760                $  544,664             $  693,239
  Interest                                                                 14,584                    14,789                 13,569
                                                                       ----------                ----------             ----------
                                                                          203,344                   559,453                706,808
                                                                       ----------                ----------             ----------
Expenses:
  Dividend disbursing and transfer agent fees and expenses                268,612                   313,422                216,830
  Distribution expenses -- Class A                                         51,820                    73,584                 63,260
  Distribution expenses -- Class B                                         22,960                    14,477                  5,999
  Distribution expenses -- Class C                                         14,962                    11,281                  2,405
  Distribution expenses -- Class R                                              3                         4                      6
  Management fees                                                          54,917                    71,101                 56,923
  Registration fees                                                        47,467                    48,839                 59,183
  Reports and statements to shareholders                                   11,183                    26,455                 22,354
  Accounting and administration expenses                                    9,613                    12,499                 10,019
  Professional fees                                                         9,511                    11,972                  9,191
  Trustees' fees                                                            2,151                     2,792                  2,539
  Custodian fees                                                              354                     1,015                    480
  Other                                                                     5,030                     7,215                  5,766
                                                                       ----------                ----------             ----------
                                                                          498,583                   594,656                454,955
  Less expenses absorbed or waived                                       (287,839)                  338,469)              (258,282)
  Less waiver of distribution expenses -- Class A                          (7,653)                  (10,722)                (9,172)
  Less expenses paid indirectly                                              (527)                     (683)                  (555)
                                                                       ----------                ----------             ----------
  Total expenses                                                          202,564                   244,782                186,946
                                                                       ----------                ----------             ----------
Net Investment Income                                                         780                   314,671                519,862
                                                                       ----------                ----------             ----------

Net Realized and Unrealized Gain (Loss) on Investments:
  Capital gain distribution from affiliated investment companies          111,862                   101,644                 49,561
  Net realized loss on investments in affiliated investment companies    (330,195)               (1,052,648)              (133,621)
                                                                       ----------                ----------             ----------
  Net realized loss                                                      (218,333)                 (951,004)               (84,060)
  Net change in unrealized appreciation/depreciation
    of investments in affiliated investment companies                   4,589,854                 5,645,002              2,716,114
                                                                       ----------                ----------             ----------

Net Realized and Unrealized Gain on Investments                         4,371,521                 4,693,998              2,632,054
                                                                       ----------                ----------             ----------

Net Increase in Net Assets Resulting from Operations                   $4,372,301                $5,008,669             $3,151,916
                                                                       ==========                ==========             ==========

See accompanying notes

Statements                                            Delaware Foundation Funds
  OF CHANGES IN NET ASSETS

                                                                           Delaware Growth                Delaware Balanced
                                                                        Allocation Portfolio            Allocation Portfolio

                                                                              Year Ended                     Year Ended
                                                                         9/30/03       9/30/02         9/30/03        9/30/02
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                               $       780    $    44,476     $   314,671    $   383,041
  Net realized loss on investments                                       (218,333)      (160,557)       (951,004)      (414,547)
  Net change in unrealized appreciation/depreciation
    of investments                                                      4,589,854     (2,614,553)      5,645,002     (2,091,937)
                                                                      -----------    -----------     -----------    -----------
  Net increase (decrease) in net assets resulting
    from operations                                                     4,372,301     (2,730,634)      5,008,669     (2,123,443)
                                                                      -----------    -----------     -----------    -----------

Dividends and Distributions to Shareholders from:
  Net investment income:
    Class A                                                              (110,006)       (57,623)       (418,041)      (395,766)
    Class B                                                                    --             --         (14,979)       (11,376)
    Class C                                                                    --             --         (10,054)        (9,202)
    Institutional Class                                                    (4,184)        (3,511)        (13,390)       (14,111)

  Net realized gain on investments:
    Class A                                                                    --             --              --        (18,828)
    Class B                                                                    --             --              --           (926)
    Class C                                                                    --             --              --           (748)
    Institutional Class                                                        --             --              --           (588)
                                                                      -----------    -----------     -----------    -----------
                                                                         (114,190)       (61,134)       (456,464)      (451,545)
                                                                      -----------    -----------     -----------    -----------
Capital Share Transactions:
  Proceeds from shares sold:
    Class A                                                             9,561,309      7,860,344       8,675,462      7,519,378
    Class B                                                               886,770        707,297         474,298        642,000
    Class C                                                             1,744,758        383,885         975,564        290,807
    Class R                                                                 3,680             --           5,802             --
    Institutional Class                                                   119,522        101,239         169,221        136,197

Net asset value of shares issued upon reinvestment of
  dividends and distributions:
    Class A                                                               109,438         57,489         417,755        414,200
    Class B                                                                    --             --          14,523         12,183
    Class C                                                                    --             --          10,049          9,947
    Institutional Class                                                     4,184          3,511          13,390         14,699
                                                                      -----------    -----------     -----------    -----------
                                                                       12,429,661      9,113,765      10,756,064      9,039,411
                                                                      -----------    -----------     -----------    -----------
  Cost of shares repurchased:
    Class A                                                            (3,683,925)    (2,812,058)     (4,279,406)    (5,411,789)
    Class B                                                              (344,067)      (469,376)       (266,731)      (519,674)
    Class C                                                              (432,647)      (222,540)       (258,949)      (235,326)
    Institutional Class                                                   (37,813)       (97,707)        (88,094)      (113,356)
                                                                      -----------    -----------     -----------    -----------
                                                                       (4,498,452)    (3,601,681)     (4,893,180)    (6,280,145)
                                                                      -----------    -----------     -----------    -----------
Increase in net assets derived from capital share
  transactions                                                          7,931,209      5,512,084       5,862,884      2,759,266
                                                                      -----------    -----------     -----------    -----------
Net Increase in Net Assets                                             12,189,320      2,720,316      10,415,089        184,278

Net Assets:
  Beginning of year                                                    16,556,619     13,836,303      23,567,141     23,382,863
                                                                      -----------    -----------     -----------    -----------
  End of year                                                         $28,745,939    $16,556,619     $33,982,230    $23,567,141
                                                                      ===========    ===========     ===========    ===========

See accompanying notes

Statements                                             Delaware Foundation Funds
  OF CHANGES IN NET ASSETS (CONTINUED)

                                                                            Delaware Income
                                                                         Allocation Portfolio

                                                                              Year Ended
                                                                        9/30/03        9/30/02
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                               $   519,862    $   569,486
  Net realized loss on investments                                        (84,060)       (90,733)
  Net change in unrealized appreciation/depreciation
    of investments                                                      2,716,114     (1,474,789)
                                                                      -----------    -----------
  Net increase (decrease) in net assets resulting
    from operations                                                     3,151,916       (996,036)
                                                                      -----------    -----------

Dividends and Distributions to Shareholders from:
  Net investment income:
    Class A                                                              (420,293)      (628,603)
    Class B                                                                (8,496)       (10,190)
    Class C                                                                (3,137)        (3,562)
    Institutional Class                                                    (5,919)        (9,871)
                                                                      -----------    -----------
                                                                         (437,845)      (652,226)
                                                                      -----------    -----------

Capital Share Transactions:
  Proceeds from shares sold:
    Class A                                                             5,143,507      6,503,631
    Class B                                                               201,996        209,026
    Class C                                                               207,064         69,777
    Class R                                                                 8,782             --
    Institutional Class                                                    43,503         61,468

  Net asset value of shares issued upon reinvestment
    of dividends and distributions:
    Class A                                                               419,747        628,486
    Class B                                                                 8,234         10,189
    Class C                                                                 3,121          3,562
    Institutional Class                                                     5,919          9,871
                                                                      -----------    -----------
                                                                        6,041,873      7,496,010
                                                                      -----------    -----------
  Cost of shares repurchased:
    Class A                                                            (2,894,771)    (3,457,969)
    Class B                                                               (61,912)       (51,979)
    Class C                                                               (48,515)       (68,098)
    Class R                                                                  (921)            --
    Institutional Class                                                   (44,037)       (61,522)
                                                                      -----------    -----------
                                                                       (3,050,156)    (3,639,568)
                                                                      -----------    -----------
Increase in net assets derived from capital share
  transactions                                                          2,991,717      3,856,442
                                                                      -----------    -----------
Net Increase in Net Assets                                              5,705,788      2,208,180

Net Assets:
  Beginning of year                                                    19,878,404     17,670,224
                                                                      -----------    -----------
  End of year                                                         $25,584,192    $19,878,404
                                                                      ===========    ===========

See accompanying notes

Financial
  HIGHLIGHTS

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

                                                                    Delaware Growth Allocation Portfolio Class A
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              9/30/03     9/30/02      9/30/01     9/30/00      9/30/99
Net asset value, beginning of period                           $6.380      $7.310       $9.970      $9.500       $8.170

Income (loss) from investment operations:
Net investment income(1,3)                                      0.009       0.029        0.295       0.174        0.138
Net realized and unrealized gain (loss) on investments          1.413      (0.920)      (2.352)      0.845        1.295
                                                               ------      ------       ------      ------       ------
Total from investment operations                                1.422      (0.891)      (2.057)      1.019        1.433
                                                               ------      ------       ------      ------       ------

Less dividends and distributions:
From net investment income                                     (0.052)     (0.039)      (0.346)     (0.275)      (0.078)
From net realized gain on investments                              --          --       (0.126)     (0.274)      (0.025)
In excess of net realized gain on investments                      --          --       (0.131)         --           --
                                                               ------      ------       ------      ------       ------
Total dividends and distributions                              (0.052)     (0.039)      (0.603)     (0.549)      (0.103)
                                                               ------      ------       ------      ------       ------

Net asset value, end of period                                 $7.750      $6.380       $7.310      $9.970       $9.500
                                                               ======      ======       ======      ======       ======

Total return(2)                                                22.40%     (12.30%)     (21.59%)     10.99%       17.33%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $22,965     $13,488      $10,688     $12,342      $11,328
Ratio of expenses to average net assets                         0.80%       0.80%        0.76%       0.80%        0.80%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      2.15%       2.11%        1.88%       1.70%        2.21%
Ratio of net investment income to average net assets(3)         0.13%       0.38%        3.49%       1.75%        1.45%
Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly(3)  (1.22%)     (0.93%)       2.37%       0.85%        0.04%
Portfolio turnover                                                 5%         40%          16%         87%         104%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

(3) Net investment income includes short-term capital gain distributions received from the Underlying Funds.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

                                                                    Delaware Growth Allocation Portfolio Class B
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              9/30/03     9/30/02      9/30/01     9/30/00      9/30/99
Net asset value, beginning of period                           $6.340      $7.280       $9.930      $9.470       $8.140

Income (loss) from investment operations:
Net investment income (loss)(1,3)                              (0.044)     (0.028)       0.231       0.099        0.068
Net realized and unrealized gain (loss) on investments          1.414      (0.912)      (2.351)      0.840        1.287
                                                               ------      ------       ------      ------       ------
Total from investment operations                                1.370      (0.940)      (2.120)      0.939        1.355
                                                               ------      ------       ------      ------       ------

Less dividends and distributions:
From net investment income                                         --          --       (0.273)     (0.205)          --
From net realized gain on investments                              --          --       (0.126)     (0.274)      (0.025)
In excess of net realized gain on investments                      --          --       (0.131)         --           --
                                                               ------      ------       ------      ------       ------
Total dividends and distributions                                  --          --       (0.530)     (0.479)      (0.025)
                                                               ------      ------       ------      ------       ------

Net asset value, end of period                                 $7.710      $6.340       $7.280      $9.930       $9.470
                                                               ======      ======       ======      ======       ======

Total return(2)                                                21.61%     (12.91%)     (22.23%)     10.14%       16.41%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $2,694      $1,721       $1,754      $2,295       $1,561
Ratio of expenses to average net assets                         1.55%       1.55%        1.51%       1.55%        1.55%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      2.86%       2.86%        2.63%       2.45%        2.96%
Ratio of net investment income (loss) to average net assets(3) (0.62%)     (0.37%)       2.74%       1.00%        0.70%
Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly(3)  (1.93%)     (1.68%)       1.62%       0.10%       (0.71%)
Portfolio turnover                                                 5%         40%          16%         87%         104%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(3) Net investment income includes short-term capital gain distributions received from the Underlying Funds.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

                                                                                                                           Delaware
                                                                                                                            Growth
                                                                                                                          Allocation
                                                                                   Delaware Growth                        Portfolio
                                                                              Allocation Portfolio Class C                 Class R
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           6/2/03(1)
                                                                                      Year Ended                              to
                                                              9/30/03     9/30/02      9/30/01     9/30/00      9/30/99     9/30/03
Net asset value, beginning of period                           $6.350      $7.290       $9.940      $9.480       $8.140      $7.460

Income (loss) from investment operations:
Net investment income (loss)(2,4)                              (0.045)     (0.028)       0.231       0.099        0.067      (0.021)
Net realized and unrealized gain (loss) on investments          1.405      (0.912)      (2.351)      0.840        1.298       0.311
                                                               ------      ------       ------      ------       ------      ------
Total from investment operations                                1.360      (0.940)      (2.120)      0.939        1.365       0.290
                                                               ------      ------       ------      ------       ------      ------

Less dividends and distributions:
From net investment income                                         --          --       (0.273)     (0.205)          --          --
From net realized gain on investments                              --          --       (0.126)     (0.274)      (0.025)         --
In excess of net realized gain on investments                      --          --       (0.131)         --           --          --
                                                               ------      ------       ------      ------       ------      ------
Total dividends and distributions                                  --          --       (0.530)     (0.479)      (0.025)         --
                                                               ------      ------       ------      ------       ------      ------

Net asset value, end of period                                 $7.710      $6.350       $7.290      $9.940       $9.480      $7.750
                                                               ======      ======       ======      ======       ======      ======

Total return(3)                                                21.42%     (12.89%)     (22.20%)     10.13%       16.53%       3.89%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $2,525        $965         $964        $962         $506          $4
Ratio of expenses to average net assets                         1.55%       1.55%        1.51%       1.55%        1.55%       1.15%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      2.86%       2.86%        2.63%       2.45%        2.96%       2.88%
Ratio of net investment income (loss) to average net assets(4) (0.62%)     (0.37%)       2.74%       1.00%        0.70%      (0.86%)
Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly(4)  (1.93%)     (1.68%)       1.62%       0.10%       (0.71%)     (2.59%)
Portfolio turnover                                                 5%         40%          16%         87%         104%          5%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Net investment income includes short-term capital gain distributions received from the Underlying Funds.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

                                                               Delaware Growth Allocation Portfolio Institutional Class
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              9/30/03     9/30/02      9/30/01     9/30/00      9/30/99
Net asset value, beginning of period                           $6.390      $7.320       $9.980      $9.520       $8.180

Income (loss) from investment operations:
Net investment income(1,3)                                      0.027       0.048        0.317       0.199        0.162
Net realized and unrealized gain (loss) on investments          1.413      (0.918)      (2.350)      0.835        1.303
                                                               ------      ------       ------      ------       ------
Total from investment operations                                1.440      (0.870)      (2.033)      1.034        1.465
                                                               ------      ------       ------      ------       ------

Less dividends and distributions:
From net investment income                                     (0.070)     (0.060)      (0.370)     (0.300)      (0.100)
From net realized gain on investments                              --          --       (0.126)     (0.274)      (0.025)
In excess of net realized gain on investments                      --          --       (0.131)         --           --
                                                               ------      ------       ------      ------       ------
Total dividends and distributions                              (0.070)     (0.060)      (0.627)     (0.574)      (0.125)
                                                               ------      ------       ------      ------       ------

Net asset value, end of period                                 $7.760      $6.390       $7.320      $9.980       $9.520
                                                               ======      ======       ======      ======       ======

Total return(2)                                                22.69%     (12.05%)     (21.36%)     11.13%       17.71%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $557        $383         $430        $221          $65
Ratio of expenses to average net assets                         0.55%       0.55%        0.51%       0.55%        0.55%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.86%       1.86%        1.63%       1.45%        1.96%
Ratio of net investment income to average net assets(3)         0.38%       0.63%        3.74%       2.00%        1.70%
Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly(3)  (0.93%)     (0.68%)       2.62%       1.10%        0.29%
Portfolio turnover                                                 5%         40%          16%         87%         104%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(3) Net investment income includes short-term capital gain distributions received from the Underlying Funds.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

                                                                    Delaware Balanced Allocation Portfolio Class A
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              9/30/03     9/30/02      9/30/01     9/30/00      9/30/99
Net asset value, beginning of period                           $6.900      $7.580       $9.260      $8.940       $8.130

Income (loss) from investment operations:
Net investment income(1,3)                                      0.088       0.119        0.372       0.246        0.249
Net realized and unrealized gain (loss) on investments          1.249      (0.645)      (1.776)      0.572        0.789
                                                               ------      ------       ------      ------       ------
Total from investment operations                                1.337      (0.526)      (1.404)      0.818        1.038
                                                               ------      ------       ------      ------       ------

Less dividends and distributions from:
Net investment income                                          (0.137)     (0.147)      (0.276)     (0.338)      (0.200)
Net realized gain on investments                                   --      (0.007)          --      (0.160)      (0.028)
                                                               ------      ------       ------      ------       ------
Total dividends and distributions                              (0.137)     (0.154)      (0.276)     (0.498)      (0.228)
                                                               ------      ------       ------      ------       ------

Net asset value, end of period                                 $8.100      $6.900       $7.580      $9.260       $8.940
                                                               ======      ======       ======      ======       ======

Total return(2)                                                19.63%      (7.23%)     (15.51%)      9.49%       12.52%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $29,746     $20,902      $20,676     $28,344      $17,373
Ratio of expenses to average net assets                         0.80%       0.80%        0.80%       0.80%        0.80%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      2.03%       1.79%        1.64%       1.23%        1.57%
Ratio of net investment income to average net assets(3)         1.17%       1.53%        4.39%       2.67%        2.73%
Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly(3)  (0.06%)      0.54%        3.55%       2.24%        1.96%
Portfolio turnover                                                 9%         43%          31%         80%          93%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

(3) Net investment income includes short-term capital gain distributions received from the Underlying Funds.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

                                                                    Delaware Balanced Allocation Portfolio Class B
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              9/30/03     9/30/02      9/30/01     9/30/00      9/30/99
Net asset value, beginning of period                           $6.880      $7.550       $9.260      $8.950       $8.130

Income (loss) from investment operations:
Net investment income(1,3)                                      0.032       0.061        0.309       0.178        0.181
Net realized and unrealized gain (loss) on investments          1.248      (0.638)      (1.780)      0.577        0.787
                                                               ------      ------       ------      ------       ------
Total from investment operations                                1.280      (0.577)      (1.471)      0.755        0.968
                                                               ------      ------       ------      ------       ------

Less dividends and distributions from:
Net investment income                                          (0.080)     (0.086)      (0.239)     (0.285)      (0.120)
Net realized gain on investments                                   --      (0.007)          --      (0.160)      (0.028)
                                                               ------      ------       ------      ------       ------
Total dividends and distributions                              (0.080)     (0.093)      (0.239)     (0.445)      (0.148)
                                                               ------      ------       ------      ------       ------

Net asset value, end of period                                 $8.080      $6.880       $7.550      $9.260       $8.950
                                                               ======      ======       ======      ======       ======

Total return(2)                                                18.75%      (7.82%)     (16.20%)      8.75%       11.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $1,682      $1,230       $1,234      $1,213       $1,035
Ratio of expenses to average net assets                         1.55%       1.55%        1.55%       1.55%        1.55%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      2.74%       2.54%        2.39%       1.98%        2.32%
Ratio of net investment income to average net assets(3)         0.42%       0.78%        3.64%       1.92%        1.98%
Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly(3)  (0.77%)     (0.21%)       2.80%       1.49%        1.21%
Portfolio turnover                                                 9%         43%          31%         80%          93%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(3) Net investment income includes short-term capital gain distributions received from the Underlying Funds.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

                                                                                                                           Delaware
                                                                                                                           Balanced
                                                                                                                          Allocation
                                                                                   Delaware Balanced                      Portfolio
                                                                              Allocation Portfolio Class C                 Class R
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           6/2/03(1)
                                                                                      Year Ended                              to
                                                              9/30/03     9/30/02      9/30/01     9/30/00      9/30/99     9/30/03
Net asset value, beginning of period                           $6.890      $7.560       $9.280      $8.960       $8.140      $7.860

Income (loss) from investment operations:
Net investment income(2,4)                                      0.031       0.061        0.309       0.177        0.182       0.005
Net realized and unrealized gain (loss) on investments          1.249      (0.638)      (1.790)      0.588        0.786       0.235
                                                               ------      ------       ------      ------       ------      ------
Total from investment operations                                1.280      (0.577)      (1.481)      0.765        0.968       0.240
                                                               ------      ------       ------      ------       ------      ------

Less dividends and distributions from:
Net investment income                                          (0.080)     (0.086)      (0.239)     (0.285)      (0.120)         --
Net realized gain on investments                                   --      (0.007)          --      (0.160)      (0.028)         --
                                                               ------      ------       ------      ------       ------      ------
Total dividends and distributions                              (0.080)     (0.093)      (0.239)     (0.445)      (0.148)         --
                                                               ------      ------       ------      ------       ------      ------

Net asset value, end of period                                 $8.090      $6.890       $7.560      $9.280       $8.960      $8.100
                                                               ======      ======       ======      ======       ======      ======

Total return(3)                                                18.72%      (7.81%)     (16.28%)      8.74%       11.77%       3.05%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $1,718        $812         $827        $904         $802          $6
Ratio of expenses to average net assets                         1.55%       1.55%        1.55%       1.55%        1.55%       1.15%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      2.74%       2.54%        2.39%       1.98%        2.32%       2.23%
Ratio of net investment income to average net assets(4)         0.42%       0.78%        3.64%       1.92%        1.98%       0.14%
Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly(4)  (0.77%)     (0.21%)       2.80%       1.49%        1.21%      (0.94%)
Portfolio turnover                                                 9%         43%          31%         80%          93%          9%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Net investment income includes short-term capital gain distributions received from the Underlying Funds.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

                                                             Delaware Balanced Allocation Portfolio Institutional Class
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              9/30/03     9/30/02      9/30/01     9/30/00      9/30/99
Net asset value, beginning of period                           $6.910      $7.590       $9.270      $8.940       $8.130

Income (loss) from investment operations:
Net investment income(1,3)                                      0.106       0.138        0.394       0.269        0.271
Net realized and unrealized gain (loss) on investments          1.250      (0.643)      (1.785)      0.579        0.792
                                                               ------      ------       ------      ------       ------
Total from investment operations                                1.356      (0.505)      (1.391)      0.848        1.063
                                                               ------      ------       ------      ------       ------

Less dividends and distributions from:
Net investment income                                          (0.156)     (0.168)      (0.289)     (0.358)      (0.225)
Net realized gain on investments                                   --      (0.007)          --      (0.160)      (0.028)
                                                               ------      ------       ------      ------       ------
Total dividends and distributions                              (0.156)     (0.175)      (0.289)     (0.518)      (0.253)
                                                               ------      ------       ------      ------       ------

Net asset value, end of period                                 $8.110      $6.910       $7.590      $9.270       $8.940
                                                               ======      ======       ======      ======       ======

Total return(2)                                                19.92%      (6.98%)     (15.37%)      9.85%       12.83%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $831        $623         $646        $270          $61
Ratio of expenses to average net assets                         0.55%       0.55%        0.55%       0.55%        0.55%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.74%       1.54%        1.39%       0.98%        1.32%
Ratio of net investment income to average net assets(3)         1.42%       1.78%        4.64%       2.92%        2.98%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly(3)   0.23%       0.79%        3.80%       2.49%        2.21%
Portfolio turnover                                                 9%         43%          31%         80%          93%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(3) Net investment income includes short-term capital gain distributions received from the Underlying Funds.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

                                                                    Delaware Income Allocation Portfolio Class A
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              9/30/03     9/30/02      9/30/01     9/30/00      9/30/99
Net asset value, beginning of period                           $7.040      $7.560       $8.670      $8.550       $8.290

Income (loss) from investment operations:
Net investment income(1,3)                                      0.173       0.214        0.402       0.382        0.382
Net realized and unrealized gain (loss) on investments          0.866      (0.487)      (1.112)      0.249        0.198
                                                               ------      ------       ------      ------       ------
Total from investment operations                                1.039      (0.273)      (0.710)      0.631        0.580
                                                               ------      ------       ------      ------       ------

Less dividends and distributions from:
Net investment income                                          (0.149)     (0.247)      (0.400)     (0.468)      (0.295)
Net realized gain on investments                                   --          --           --      (0.043)      (0.025)
                                                               ------      ------       ------      ------       ------
Total dividends and distributions                              (0.149)     (0.247)      (0.400)     (0.511)      (0.320)
                                                               ------      ------       ------      ------       ------

Net asset value, end of period                                 $7.930      $7.040       $7.560      $8.670       $8.550
                                                               ======      ======       ======      ======       ======

Total return(2)                                                14.92%      (3.83%)      (8.40%)      7.66%        6.85%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $24,238     $18,988      $16,899     $17,051      $17,239
Ratio of expenses to average net assets                         0.80%       0.75%        0.80%       0.80%        0.80%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.97%       1.78%        1.74%       1.71%        2.13%
Ratio of net investment income to average net assets(3)         2.31%       2.78%        4.94%       4.43%        4.34%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly(3)   1.14%       1.75%        4.00%       3.52%        3.01%
Portfolio turnover                                                 1%         21%          24%         65%          73%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

(3) Net investment income includes short-term capital gain distributions received from the Underlying Funds.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

                                                                    Delaware Income Allocation Portfolio Class B
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              9/30/03     9/30/02      9/30/01     9/30/00      9/30/99
Net asset value, beginning of period                           $7.080      $7.610       $8.720      $8.590       $8.290

Income (loss) from investment operations:
Net investment income(1,3)                                      0.116       0.156        0.341       0.317        0.316
Net realized and unrealized gain (loss) on investments          0.873      (0.495)      (1.117)      0.252        0.219
                                                               ------      ------       ------      ------       ------
Total from investment operations                                0.989      (0.339)      (0.776)      0.569        0.535
                                                               ------      ------       ------      ------       ------

Less dividends and distributions from:
Net investment income                                          (0.109)     (0.191)      (0.334)     (0.396)      (0.210)
Net realized gain on investments                                   --          --           --      (0.043)      (0.025)
                                                               ------      ------       ------      ------       ------
Total dividends and distributions                              (0.109)     (0.191)      (0.334)     (0.439)      (0.235)
                                                               ------      ------       ------      ------       ------

Net asset value, end of period                                 $7.960      $7.080       $7.610      $8.720       $8.590
                                                               ======      ======       ======      ======       ======

Total return(2)                                                14.09%      (4.64%)      (9.11%)      6.99%        6.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $698        $482         $348        $370         $243
Ratio of expenses to average net assets                         1.55%       1.50%        1.55%       1.55%        1.55%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      2.68%       2.53%        2.49%       2.46%        2.88%
Ratio of net investment income to average net assets(3)         1.56%       2.03%        4.19%       3.68%        3.59%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly(3)   0.43%       1.00%        3.25%       2.77%        2.26%
Portfolio turnover                                                 1%         21%          24%         65%          73%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(3) Net investment income includes short-term capital gain distributions received from the Underlying Funds.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

                                                                                                                           Delaware
                                                                                                                            Income
                                                                                                                          Allocation
                                                                                    Delaware Income                       Portfolio
                                                                              Allocation Portfolio Class C                 Class R
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           6/2/03(1)
                                                                                      Year Ended                              to
                                                              9/30/03     9/30/02      9/30/01     9/30/00      9/30/99     9/30/03
Net asset value, beginning of period                           $7.050      $7.580       $8.700      $8.580       $8.290      $7.800

Income (loss) from investment operations:
Net investment income(2,4)                                      0.117       0.156        0.341       0.317        0.316       0.035
Net realized and unrealized gain (loss) on investments          0.872      (0.495)      (1.127)      0.242        0.209       0.130
                                                               ------      ------       ------      ------       ------      ------
Total from investment operations                                0.989      (0.339)      (0.786)      0.559        0.525       0.165
                                                               ------      ------       ------      ------       ------      ------

Less dividends and distributions from:
Net investment income                                          (0.109)     (0.191)      (0.334)     (0.396)      (0.210)     (0.035)
Net realized gain on investments                                   --          --           --      (0.043)      (0.025)         --
                                                               ------      ------       ------      ------       ------      ------
Total dividends and distributions                              (0.109)     (0.191)      (0.334)     (0.439)      (0.235)     (0.035)
                                                               ------      ------       ------      ------       ------      ------

Net asset value, end of period                                 $7.930      $7.050       $7.580      $8.700       $8.580      $7.930
                                                               ======      ======       ======      ======       ======      ======

Total return(3)                                                14.15%      (4.66%)      (9.25%)      6.88%        6.06%       2.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $340        $147         $152        $192         $195          $8
Ratio of expenses to average net assets                         1.55%       1.50%        1.55%       1.55%        1.55%       1.15%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      2.68%       2.53%        2.49%       2.46%        2.88%       2.28%
Ratio of net investment income to average net assets(4)         1.56%       2.03%        4.19%       3.68%        3.59%       1.31%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly(4)   0.43%       1.00%        3.25%       2.77%        2.26%       0.18%
Portfolio turnover                                                 1%         21%          24%         65%          73%          1%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Net investment income includes short-term capital gain distributions received from the Underlying Funds.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

                                                              Delaware Income Allocation Portfolio Institutional Class
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              9/30/03     9/30/02      9/30/01     9/30/00      9/30/99
Net asset value, beginning of period                           $7.040      $7.560       $8.670      $8.560       $8.280

Income (loss) from investment operations:
Net investment income(1,3)                                      0.192       0.233        0.422       0.404        0.403
Net realized and unrealized gain (loss) on investments          0.860      (0.486)      (1.111)      0.237        0.212
                                                               ------      ------       ------      ------       ------
Total from investment operations                                1.052      (0.253)      (0.689)      0.641        0.615
                                                               ------      ------       ------      ------       ------

Less dividends and distributions from:
Net investment income                                          (0.162)     (0.267)      (0.421)     (0.488)      (0.310)
Net realized gain on investments                                   --          --           --      (0.043)      (0.025)
                                                               ------      ------       ------      ------       ------
Total dividends and distributions                              (0.162)     (0.267)      (0.421)     (0.531)      (0.335)
                                                               ------      ------       ------      ------       ------

Net asset value, end of period                                 $7.930      $7.040       $7.560      $8.670       $8.560
                                                               ======      ======       ======      ======       ======

Total return(2)                                                15.12%      (3.58%)      (8.16%)      7.90%        7.16%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $300        $262         $272        $102          $57
Ratio of expenses to average net assets                         0.55%       0.50%        0.55%       0.55%        0.55%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.68%       1.53%        1.49%       1.46%        1.88%
Ratio of net investment income to average net assets(3)         2.56%       3.03%        5.19%       4.68%        4.59%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly(3)   1.43%       2.00%        4.25%       3.77%        3.26%
Portfolio turnover                                                 1%         21%          24%         65%          73%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(3) Net investment income includes short-term capital gain distributions received from the Underlying Funds.

See accompanying notes

Notes                                                  Delaware Foundation Funds
  TO FINANCIAL STATEMENTS                              September 30, 2003

Delaware Group Foundation Funds (the "Trust") is organized as a Delaware business trust and offers four portfolios: Delaware Balanced Allocation Portfolio, Delaware Growth Allocation Portfolio, Delaware Income Allocation Portfolio and Delaware S&P 500 Index Fund. These financial statements and the related notes pertain to Delaware Balanced Allocation Portfolio, Delaware Growth Allocation Portfolio and Delaware Income Allocation Portfolio (individually a "Portfolio" and collectively, the "Portfolios"). The Trust is an open-end investment company. The Portfolios are considered non-diversified under the Investment Company Act of 1940, as amended. The Portfolios offer Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors. The Portfolios will invest in other open-end investment companies (mutual funds) that are members of the Delaware Investments Family of Funds (collectively, the "Underlying Funds"). The Underlying Funds include funds that invest in U.S. and foreign stocks, bonds and money market instruments.

The investment objective of Delaware Growth Allocation Portfolio is to seek long-term capital growth.

The investment objective of Delaware Balanced Allocation Portfolio is to seek capital appreciation with current income as a secondary objective.

The investment objective of Delaware Income Allocation Portfolio is to seek a combination of current income and preservation of capital with capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Portfolios.

Security Valuation -- The market value of the Portfolios' investments in the Underlying Funds is based on the published net asset value of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange
(NYSE) on days when the Exchange is open. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value.

Federal Income Taxes -- Each Portfolio intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Portfolios on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Portfolios may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Portfolios' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividend income includes short-term capital gain distributions received from the Underlying Funds. Each Portfolio declares and pays dividends from net investment income and distributions from net realized gains on investments, if any, annually. Prior to August 31, 2003, Delaware Income Allocation Portfolio declared and paid dividends from net investment income, if any, quarterly.

Certain expenses of the Portfolios are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Portfolios receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding offset shown as "expenses paid indirectly". The amount of these expenses and credits for the year ended September 30, 2003, are as follows:

                                       Delaware       Delaware      Delaware
                                        Growth        Balanced       Income
                                      Allocation     Allocation    Allocation
                                      Portfolio       Portfolio     Portfolio

Commission reimbursements               $527            $683          $546
Earnings credits                          --              --             9

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its respective investment management agreement, each Portfolio pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual management fee which is calculated at the rate of 0.25% (currently waived to 0.10%) of each of the Portfolios' average daily net assets.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse each Portfolio to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs, and extraordinary expenses, do not exceed 0.55% of average daily net assets through November 30, 2004.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing, and transfer agent services. Each Portfolio pays DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. Each Portfolio pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services. Prior to June 1, 2003, the monthly fee for dividend disbursing and transfer agent services was based on the number of shareholder accounts and shareholder transactions.

Pursuant to a distribution agreement and distribution plan, each Portfolio pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares, and 0.60% of the average daily net assets of the Class R shares. DDLP has contractually agreed to waive distribution and service fees through November 30, 2004 in order to prevent distribution and service fees of Class A shares from exceeding 0.25% of average daily net assets. Institutional Class shares pay no distribution and service expenses.

Notes                                                  Delaware Foundation Funds
  TO FINANCIAL STATEMENTS (CONTINUED)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
In addition to the management fee and other expenses reflected on the Statements of Operations, the Portfolios indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Portfolios may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary. DMC and Delaware International Advisers Ltd. (DIAL), an affiliate of DMC, serve as investment manager for each of the Underlying Funds.

At September 30, 2003, the Portfolios had receivables from or liabilities payable to affiliates as follows:

                                                       Delaware Growth             Delaware Balanced               Delaware Income
                                                     Allocation Portfolio         Allocation Portfolio          Allocation Portfolio
Investment management fee payable to DMC                  $    --                       $    --                       $ (1,107)
Dividend disbursing, transfer agent fees,
  accounting and other expenses payable to DSC            (26,537)                      (30,279)                       (20,099)
Other expenses payable to DMC and affiliates               (8,210)                       (8,237)                       (12,078)
Receivable from DMC under
  expense limitation agreement                             23,587                        22,643                             --

For the year ended September 30, 2003, DDLP earned commissions on sales of the Class A shares for each Portfolio as follows:

                                                       Delaware Growth             Delaware Balanced               Delaware Income
                                                     Allocation Portfolio         Allocation Portfolio          Allocation Portfolio
                                                           $2,683                       $3,687                        $1,095

Certain officers of DMC, DIAL, DSC and DDLP are officers and/or trustees of the Portfolios. These officers and trustees are paid no compensation by the Portfolios.

3. Investments
For the year ended September 30, 2003, the Portfolios made purchases and sales of investment securities other than short-term investments as follows:

                                                       Delaware Growth             Delaware Balanced               Delaware Income
                                                     Allocation Portfolio         Allocation Portfolio          Allocation Portfolio
Purchases                                                $6,150,740                    $5,047,801                     $1,844,945
Sales                                                     1,000,000                     2,503,271                        315,356

At September 30, 2003, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Portfolio were as follows:

                                                       Delaware Growth             Delaware Balanced               Delaware Income
                                                     Allocation Portfolio         Allocation Portfolio          Allocation Portfolio
Cost of investments                                      $30,537,942                  $35,270,554                   $26,556,697
                                                         ===========                  ===========                   ===========
Aggregate unrealized appreciation                        $   220,338                  $   878,582                   $   818,139
Aggregate unrealized depreciation                         (1,996,434)                  (2,234,455)                   (1,765,405)
                                                         -----------                  -----------                   -----------
Net unrealized depreciation                              $(1,776,096)                 $(1,355,873)                  $  (947,266)
                                                         ===========                  ===========                   ===========

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended September 30, 2003 and September 30, 2002 was as follows:

                                                       Delaware Growth             Delaware Balanced             Delaware Income
                                                     Allocation Portfolio         Allocation Portfolio        Allocation Portfolio

                                                          Year Ended                   Year Ended                   Year Ended
                                                  9/30/03           9/30/02     9/30/03          9/30/02     9/30/03         9/30/02
Ordinary income                                  $114,190           $61,134    $456,464         $451,545    $437,845        $652,226

As of September 30, 2003, the components of net assets on a tax basis were as follows:

                                                       Delaware Growth             Delaware Balanced               Delaware Income
                                                     Allocation Portfolio         Allocation Portfolio          Allocation Portfolio
Shares of beneficial interest                            $30,733,450                  $36,505,326                   $27,305,374
Undistributed ordinary income                                     --                      125,404                        79,000
Capital loss carryforwards                                  (211,415)                     (72,210)                     (728,897)
Post-October losses                                               --                   (1,220,417)                     (124,019)
Unrealized depreciation of investments                    (1,776,096)                  (1,355,873)                     (947,266)
                                                         -----------                  -----------                   -----------
Net assets                                               $28,745,939                  $33,982,230                   $25,584,192
                                                         ===========                  ===========                   ===========

Notes                                                  Delaware Foundation Funds
  TO FINANCIAL STATEMENTS (CONTINUED)

4. Dividend and Distribution Information (continued)
For federal income tax purposes, the following Portfolios had accumulated capital losses as of September 30, 2003, which may be carried forward and applied against future capital gains. Such capital loss carryforward amounts will expire as follows:

                                                       Delaware Growth             Delaware Balanced               Delaware Income
Year of Expiration                                   Allocation Portfolio         Allocation Portfolio          Allocation Portfolio
2009                                                      $    920                      $    --                      $ 32,119
2010                                                            70                        1,769                       598,197
2011                                                       210,425                       70,441                        98,581
                                                          --------                      -------                      --------
Total                                                     $211,415                      $72,210                      $728,897
                                                          ========                      =======                      ========

Post-October losses represent losses realized on investment transactions from November 1, 2002 through September 30, 2003 that, in accordance with federal income tax regulations, the Portfolios have elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares
Transactions in capital shares were as follows:

                                                       Delaware Growth             Delaware Balanced             Delaware Income
                                                     Allocation Portfolio         Allocation Portfolio        Allocation Portfolio

                                                          Year Ended                   Year Ended                   Year Ended
                                                  9/30/03           9/30/02     9/30/03          9/30/02     9/30/03         9/30/02
Shares sold:
  Class A                                       1,350,227         1,025,958    1,166,152         952,746      691,909       837,762
  Class B                                         127,815            95,905       62,987          82,191       26,607        27,983
  Class C                                         236,203            50,301      127,607          37,320       28,197         9,092
  Class R                                             479                --          727             --         1,131           --
  Institutional Class                              16,715            13,276       22,249          17,555        5,778         7,997

Shares issued upon reinvestment of
  dividends and distributions:
  Class A                                          16,118             7,204       58,264          51,582       56,656        82,432
  Class B                                              --                --        2,020           1,513        1,110         1,327
  Class C                                              --                --        1,396           1,233          421           465
  Institutional Class                                 616               441        1,867           1,830          799         1,293
                                                ---------         ---------    ---------       ---------     --------      --------
                                                1,748,173         1,193,085    1,443,269       1,145,970      812,608       968,351
                                                ---------         ---------    ---------       ---------     --------      --------
Shares repurchased:
  Class A                                        (518,480)         (381,283)    (580,452)       (706,132)    (388,960)     (457,277)
  Class B                                         (49,638)          (65,339)     (35,564)        (68,449)      (7,991)       (7,038)
  Class C                                         (60,821)          (30,558)     (34,543)        (30,101)      (6,538)       (8,787)
  Class R                                              --                --           --              --         (116)          --
  Institutional Class                              (5,414)          (12,584)     (11,888)        (14,377)      (6,000)       (8,010)
                                                ---------         ---------    ---------       ---------     --------      --------
                                                 (634,353)         (489,764)    (662,447)       (819,059)    (409,605)     (481,112)
                                                ---------         ---------    ---------       ---------     --------      --------
Net increase                                    1,113,820           703,321      780,822         326,911      403,003       487,239
                                                =========         =========    =========       =========     ========      ========

For the year ended September 30, 2003, the Delaware Balanced Allocation Portfolio had 575 Class B shares that were converted to 575 Class A shares valued at $4,660. These amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statement of Changes in Net Assets.

6. Line of Credit
The Portfolios, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Portfolios had no amounts outstanding as of September 30, 2003, or at any time during the period.

Notes                                                  Delaware Foundation Funds
  TO FINANCIAL STATEMENTS (CONTINUED)

7. Tax Information (Unaudited)
The information set forth below is for each Portfolio's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended September 30, 2003, each Portfolio designates distributions paid during the year as follows:

                                                       (A)                    (B)
                                                Long-Term Capital      Ordinary Income            Total                   (C)
                                               Gains Distributions      Distributions          Distributions          Qualifying
                                                   (Tax Basis)           (Tax Basis)            (Tax Basis)           Dividends(1)
                                               -------------------     ---------------         -------------          ------------
Delaware Growth Allocation Portfolio                    --                   100%                  100%                  100%
Delaware Balanced Allocation Portfolio                  --                   100%                  100%                   27%
Delaware Income Allocation Portfolio                    --                   100%                  100%                   10%

(A) and (B) are based on a percentage of each Portfolio's total distributions.
(C) is based on a percentage of ordinary income of each Portfolio.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

For the fiscal year ended September 30, 2003, certain dividends paid by the Delaware Income Allocation Portfolio may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Delaware Income Allocation Portfolio intends to designate up to a maximum amount of $243,173 to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2003 Form 1099-DIV.

Report
  OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Delaware Group Foundation Funds

We have audited the accompanying statements of net assets and statements of assets and liabilities of Delaware Growth Allocation Portfolio, Delaware Balanced Allocation Portfolio and Delaware Income Allocation Portfolio (the "Portfolios") (each a series of Delaware Group Foundation Funds) as of September 30, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of September 30, 2003, by correspondence with the transfer agent of the Underlying Funds and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Portfolios at September 30, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Philadelphia, Pennsylvania
November 7, 2003

Delaware Investments Family of Funds
  BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                                                  Number of              Other
                                                                             Principal        Portfolios in Fund     Directorships
   Name,                      Position(s)                                   Occupation(s)      Complex Overseen         Held by
  Address                      Held with          Length of Time               During         by Trustee/Director   Trustee/Director
and Birthdate                   Fund(s)               Served                Past 5 Years          or Officer          or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

   Jude T. Driscoll(2)         Chairman and          3 Years -           Since August 2000,            83               None
   2005 Market Street            Trustee(4)      Executive Officer   Mr. Driscoll has served in
    Philadelphia, PA                                                various executive capacities
       19103                                      Trustee since        at different times at
                                                  May 15, 2003         Delaware Investments(1)
   March 10, 1963
                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

   Walter P. Babich              Trustee              15 Years              Board Chairman -           101             None
   2005 Market Street                                               Citadel Construction Corporation
   Philadelphia, PA                                                        (1989 - Present)
        19103

   October 1, 1927


   John H. Durham                Trustee             24 Years(3)           Private Investor            101       Trustee - Abington
  2005 Market Street                                                                                              Memorial Hospital
  Philadelphia, PA
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation


   John A. Fry                   Trustee(4)           2 Years                 President -               83             None
 2005 Market Street                                                    Franklin & Marshall College
 Philadelphia, PA                                                        (June 2002 - Present)
      19103
                                                                        Executive Vice President -
                                                                        University of Pennsylvania
   May 28, 1960                                                          (April 1995 - June 2002)

   Anthony D. Knerr              Trustee              10 Years         Founder/Managing Director -     101             None
  2005 Market Street                                                   Anthony Knerr & Associates
   Philadelphia, PA                                                      (Strategic Consulting)
        19103                                                               (1990 - Present)

December 7, 1938

                                                                                                  Number of              Other
                                                                             Principal        Portfolios in Fund     Directorships
   Name,                      Position(s)                                   Occupation(s)      Complex Overseen         Held by
  Address                      Held with          Length of Time               During         by Trustee/Director   Trustee/Director
and Birthdate                   Fund(s)               Served                Past 5 Years          or Officer          or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

   Ann R. Leven                  Trustee              14 Years     Treasurer/Chief Fiscal Officer -    101         Director - Andy
 2005 Market Street                                                     National Gallery of Art                   Warhol Foundation
 Philadelphia, PA                                                           (1994 - 1999)
      19103                                                                                                          Director -
                                                                                                                    Systemax Inc.
   November 1, 1940


   Thomas F. Madison             Trustee              9 Years               President/Chief            101           Director -
   2005 Market Street                                                     Executive Officer -                   CenterPoint Energy
   Philadelphia, PA                                                        MLM Partners, Inc.
        19103                                                          (Small Business Investing                 Director - Digital
                                                                            and Consulting)                         River Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                             Director - Rimage
                                                                                                                   Corporation

                                                                                                                 Director - Valmont
                                                                                                                   Industries, Inc.


   Janet L. Yeomans              Trustee              4 Years           Vice President/Mergers &       101             None
   2005 Market Street                                                 Acquisitions - 3M Corporation
   Philadelphia, PA                                                     (January 2003 - Present)
        19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

   Joseph H. Hastings          Executive            Executive          Mr. Hastings has served in      101             None
   2005 Market Street        Vice President        Vice President     various executive capacities
    Philadelphia, PA              and                   and             at different times at
        19103               Chief Financial       Chief Financial        Delaware Investments.
                                 Officer            Officer since
   December 19, 1949                               August 21, 2003

   Richelle S. Maestro    Senior Vice President, Chief Legal Officer   Ms. Maestro has served in       101             None
   2005 Market Street      Chief Legal Officer        since           various executive capacities
    Philadelphia, PA          and Secretary       March 17, 2003         at different times at
       19103                                                              Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    7 Years          Mr. Bishof has served in        101             None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Driscoll and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware Foundation Funds shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Foundation Funds and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of each Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Funds will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                            Affiliated Officers                       Contact Information
Jude T. Driscoll                             Joseph H. Hastings                        Investment Manager
Chairman                                     Executive Vice President and              Delaware Management Company
Delaware Investments Family of Funds         Chief Financial Officer                   Philadelphia, PA
Philadelphia, PA                             Delaware Investments Family of Funds
                                             Philadelphia, PA                          International Affiliate
Walter P. Babich                                                                       Delaware International Advisers Ltd.
Board Chairman                               Richelle S. Maestro                       London, England
Citadel Construction Corporation             Senior Vice President,
King of Prussia, PA                          Chief Legal Officer and Secretary         National Distributor
                                             Delaware Investments Family of Funds      Delaware Distributors, L.P.
John H. Durham                               Philadelphia, PA                          Philadelphia, PA
Private Investor
Gwynedd Valley, PA                           Michael P. Bishof                         Shareholder Servicing, Dividend
                                             Senior Vice President and Treasurer       Disbursing and Transfer Agent
John A. Fry                                  Delaware Investments Family of Funds      Delaware Service Company, Inc.
President                                    Philadelphia, PA                          2005 Market Street
Franklin & Marshall College                                                            Philadelphia, PA 19103-7094
Lancaster, PA
                                                                                       For Shareholders
Anthony D. Knerr                                                                       800 523-1918
Managing Director
Anthony Knerr & Associates                                                             For Securities Dealers and Financial
New York, NY                                                                           Institutions Representatives Only
                                                                                       800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                                  Web site
National Gallery of Art                                                                www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

--------------------------------------------------------------------------------
A description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800-523-1918; (ii) on the Fund's website at http://www.delawareinvestments.com; and (iii) on the Commission's website at http://www.sec.gov.; and beginning no later than August 31, 2004, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge
(i) through the Fund's website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.
--------------------------------------------------------------------------------

(8332)                                                        Printed in the USA
AR-444 [9/03] IVES 11/03                                        J9433 EXP: 11/04

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)

GROWTH-EQUITY

ANNUAL REPORT 2003
--------------------------------------------------------------------------------
                    DELAWARE S&P 500 INDEX FUND


[LOGO] POWERED BY RESEARCH.(SM)

Table
  OF CONTENTS

-----------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                     1
-----------------------------------------------------------------
PERFORMANCE SUMMARY                                             3
-----------------------------------------------------------------
FINANCIAL STATEMENTS:

  STATEMENT OF NET ASSETS                                       4

  STATEMENT OF OPERATIONS                                      10

  STATEMENTS OF CHANGES IN NET ASSETS                          11

  FINANCIAL HIGHLIGHTS                                         12

  NOTES TO FINANCIAL STATEMENTS                                14
-----------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS                                 17
-----------------------------------------------------------------
BOARD OF TRUSTEES/OFFICERS                                     18
-----------------------------------------------------------------

    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2003 Delaware Distributors, L.P.

Portfolio                                            Delaware S&P 500 Index Fund
  MANAGEMENT REVIEW                                  October 10, 2003

Fund Manager
David K. Chin
Principal and Portfolio Manager
SSgA Funds Management, Inc.

Q: What type of market environment did the Fund encounter during the past 12 months?
A: During the fiscal year ended September 30, 2003, equities made a change of direction, as major stock indexes bounced up from their lows of years past. Stocks started the period strong in October and November of 2002, as investor sentiment toward the overall economy turned for the better. The first quarter of 2003, however, turned eerily reminiscent of the bleak market that investors grappled with in recent years. During the first quarter, corporate earnings were downgraded and the events leading up to the Iraq invasion played a pivotal role in creating market volatility.

The last six months of the reporting period brought a much improved environment for the stock market. Economic expansion picked up steam as U.S. gross domestic product (GDP) rose by +3.3% in the second quarter of 2003. As a result, corporate earnings improved significantly, and often exceeded investor expectations. Meanwhile, valuations in the market continued to favor equities over both fixed-income securities and cash.

With regard to the economy, areas of concern still exist. Despite showing signs of improvement as the period came to a close, the unemployment rate remains a critical aspect in determining the future direction of the economy. Through September 30, 2003, job gains were not a significant component of the economic recovery, and investors were watching the employment picture closely.

Q: How did the Fund perform during the year?
A: For the fiscal year ended September 30, 2003, Delaware S&P 500 Index Fund returned +23.74% (Consultant Class shares at net asset value with distributions reinvested). This return slightly trailed the S&P 500 Index's gain of +24.37%, which does not include the fees and expenses usually associated with a mutual fund investment. The Fund's peer group, as measured by the 178-fund Lipper S&P 500 Objective Funds Average, returned +23.99% for the same period.

The S&P 500 Index is a broad-based market index that investors generally view as a standard gauge of the overall market. In attempting to match the performance of the index, Delaware S&P 500 Index Fund typically holds all 500 stocks in the index. This approach is generally considered more effective than a process of sampling, which involves holding a smaller portfolio of representative securities designed to mirror the index.

Q: Which areas of the markets performed well during the period?
A: Technology was one sector that has been troubled for several years but managed a significant turnaround as the reporting period began. The technology-heavy Nasdaq Composite Index reflected this performance, boasting a +52.46% gain for the 12-month period. Technology was able to carry its momentum throughout the reporting period, effectively establishing a process of stabilization that is currently underway in the sector.

The well-known internet company Yahoo continues to be an influential component within the S&P 500 Index, as its stock price grew 265 percent during the period. Electronic Arts, which creates interactive software games for platforms such as PCs and home gaming devices, is establishing a deeper niche in the consumer electronics market. During the fiscal year, we liquidated Electronic Arts after it appreciated 38 percent.

During the year, low interest rates fueled the financial markets and individual financial services companies alike, as investors refinanced mortgages and took advantage of attractive borrowing rates. Capital One Financial, whose primary business is consumer lending, rose 57 percent. Low rates also helped drive car and truck sales to the benefit of auto insurer Progressive, which returned 53 percent.

As evident by the rise in GDP, consumers have continued their robust spending habits, further boosting retail sales. Congress's passage of a tax relief incentives in May placed more disposable income in the pockets of consumers, even as concerns about a bleak unemployment picture weighed heavy on people's minds.

Best Buy and Family Dollar Stores provide examples of two national retailers that turned in solid performance during the fiscal year. Each company showed strong sales in a healthy retail environment.

Q: Which parts of the market fell below expectations during the period?
A: Although the recovery has generally been broad-based, not all sectors of the S&P 500 Index participated with the same degree of strength. For example, operating earnings in the S&P 500 Index utilities and energy sectors are still negative on a year-over-year basis through September 30, 2003 (Source: Standard & Poor's). Other sectors, such as industrial products and telecommunications, have been unable to shake off the persistent capacity overhang that has lingered in those industries since the 2001 recession. As a result, earnings growth in these sectors of the economy has been slower to develop.

As in any year, a number of individual stocks in healthy sectors showed losses as well. Darden Restaurants, which owns the popular restaurant chains Red Lobster and Olive Garden, dropped 21 percent, and showed decreased earnings as a result of rising food costs and a drop off in sales.

Aerospace and defense firm Lockheed Martin is another example of a company in a healthy industry that turned in less-than-stellar stock performance for the fiscal year. Lockheed Martin stock fell more than 33 percent during the period, even as U.S. defense spending grew and many stocks in the industry made gains following the war in Iraq.

Delaware
  S&P 500 iNDEX FUND

Fund Basics                                           Fund Performance
As of September 30, 2003                              Average Annual Total Returns
--------------------------------------------          Through September 30, 2003                             Lifetime    One Year
Fund Objective:                                       -----------------------------------------------------------------------------
Seeks to replicate the total return of the            Consultant Class (Est. 1/12/00)                         -8.68%     +23.74%
Standard & Poor's 500 Composite Stock                 Institutional Class (Est. 1/12/00)                      -8.57%     +23.85%
Price Index.                                          -----------------------------------------------------------------------------
--------------------------------------------          Returns reflect reinvestment of all distributions. Return and share values
Total Fund Net Assets:                                will fluctuate so that shares, when redeemed, may be worth more or less than
$61.87 million                                        their original cost. Past performance is not a guarantee of future results.
--------------------------------------------
Number of holdings:                                   The Fund offers Consultant and Institutional Class shares. Consultant Class
500                                                   shares are available without a sales charge but are subject to an annual
--------------------------------------------          distribution and service fee of up to 0.30%. Institutional Class shares are
Fund Start Date:                                      available without sales or asset-based distribution charges only to certain
January 12, 2000                                      eligible institutional accounts.
--------------------------------------------
Your Fund Manager:                                    An expense limitation was in effect for all classes of Delaware S&P 500 Index
David K. Chin earned a BS in management               Fund during the periods shown. Performance would have been lower had the
information systems from the University of            expense limitation not been in effect.
Massachusetts/Boston and an MBA from the
University of Arizona. He is a Principal and          The performance table and graph do not reflect the deduction of taxes the
Portfolio Manager in the U.S. Structured              shareholder would pay on Fund distributions or redemptions of Fund shares.
Products Group at SSgA Funds Management,
Inc. where he manages both domestic and               "S&P 500" and "Standard & Poor's 500" are trademarks of The McGraw-Hill
international funds. Previously, he was a             Companies, Inc. and have been licensed for use by Delaware Management
product analyst in the Analytical Services            Holdings, Inc. The Product is not sponsored, endorsed, sold, or promoted by
Group at Frank Russell Company.                       Standard & Poor's and Standard & Poor's makes no representation regarding the
--------------------------------------------          advisability of investing in the Product.
Nasdaq Symbols:
Consultant Class                       DSPCX
Institutional Class                    DSPNX

Performance of a $10,000 Investment
January 12, 2000 (Fund's inception) through September 30, 2003

Performance of $10,000 Investment - S&P 500 Index Fund

                        Delaware
                  S&P 500 Index Fund -
                 Consultant Class shares     S&P 500 Index
   Jan-00                 $9,718               $10,000
   Mar-00                $10,376               $10,770
   Sep-00                 $9,965               $10,383
   Mar-01                 $8,080                $8,436
   Sep-01                 $7,285                $7,619
   Mar-02                 $8,066                $8,456
   Sep-02                 $5,765                $6,058
   Mar-03                 $6,043                $6,362
   Sep-03                 $7,133                $7,535

Chart assumes $10,000 invested on January 12, 2000 and includes the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. Chart also assumes $10,000 invested in the S&P 500 Index at that month's end, January 31, 2000. After January 31, 2000, returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement                                            Delaware S&P 500 Index Fund
  OF NET ASSETS                                      September 30, 2003

                                                         Number of      Market
                                                          Shares        Value

Common Stock - 100.68%
Aerospace & Defense - 1.59%
  Boeing                                                   5,682      $  195,063
  General Dynamics                                         1,295         101,088
  Honeywell International                                  5,819         153,331
  Lockheed Martin                                          3,023         139,511
  Northrop Grumman                                         1,261         108,723
  Textron                                                    922          36,373
  United Technologies                                      3,194         246,833
                                                                      ----------
                                                                         980,922
                                                                      ----------
Automobiles & Automotive Parts - 1.04%
 +AutoNation                                               1,800          31,572
  Cooper Industries                                          676          32,468
  Cooper Tire & Rubber                                       400           6,348
  Cummins Engine                                             300          13,329
  Dana                                                     1,100          16,973
  Danaher                                                  1,022          75,485
  Delphi Automotive Systems                                3,576          32,363
  Ford Motor                                              12,429         133,860
  General Motors                                           3,824         156,517
  Genuine Parts                                            1,209          38,664
  Goodrich (B.F.)                                            804          19,489
  Goodyear Tire & Rubber                                     900           5,913
 +Navistar International                                     410          15,285
  PACCAR                                                     802          59,901
  Visteon                                                    627           4,138
                                                                      ----------
                                                                         642,305
                                                                      ----------
Banking, Finance & Insurance - 20.55%
  ACE Limited                                              1,900          62,852
  AFLAC                                                    3,488         112,662
  Allstate                                                 4,757         173,773
  Ambac Financial Group                                      771          49,344
  American Express                                         8,718         392,833
  American International Group                            17,685       1,020,424
  AmSouth Bancorporation                                   2,393          50,779
  Aon                                                      2,083          43,431
  Bank of America                                         10,092         787,579
  Bank of New York                                         5,199         151,343
  Bank One                                                 7,639         295,247
  BB&T                                                     3,624         130,138
  Bear Stearns                                               709          53,033
  Block (H&R)                                              1,234          53,247
  Capital One Financial                                    1,521          86,758
  Charter One Financial                                    1,551          47,461
  Chubb                                                    1,316          85,382
  Cigna                                                      946          42,239
  Cincinnati Financial                                     1,076          42,997
  Citigroup                                               34,829       1,585,067
  Comerica                                                 1,226          57,132
  Coutrywide Credit Industry                                 950          74,366
  Equifax                                                    900          20,043
  Fannie Mae                                               6,607         463,811
  Federated Investors - Class B                              700          19,390
  Fifth Third Bancorp                                      3,821         211,187
  First Tennessee National                                   800          33,968
  Fleet Boston Financial                                   7,125         214,819
  Franklin Resources                                       1,683          74,405
  Freddie Mac                                              4,763         249,343
  Golden West Financial                                    1,067          95,507
  Goldman Sachs Group                                      3,200         268,480
  Hartford Financial Services                              1,909         100,471

                                                         Number of      Market
                                                          Shares        Value

Common Stock (continued)
Banking, Finance & Insurance (continued)
  Huntington Bancshares                                    1,565     $    30,971
  Janus Capital Group                                      1,579          22,059
  Jefferson-Pilot                                            950          42,161
  John Hancock Financial Services                          1,900          64,220
  JP Morgan Chase                                         13,788         473,342
  KeyCorp                                                  2,797          71,519
  Lehman Brothers Holdings                                 1,664         114,949
**Lincoln National                                         1,148          40,616
  Loews Corporation                                        1,275          51,472
  Marsh & McLennan                                         3,632         172,920
  Marshall & Ilsley                                        1,500          47,280
  MBIA                                                     1,032          56,729
  MBNA                                                     8,720         198,816
  Mellon Financial                                         2,905          87,557
  Merrill Lynch & Company                                  6,343         339,541
  MetLife                                                  5,100         143,055
  MGIC Investment                                            719          37,438
  Morgan Stanley                                           7,393         373,051
  National City                                            4,089         120,462
  North Fork Bancorporation                                1,000          34,750
  Northern Trust                                           1,465          62,175
  PNC Financial Group                                      1,913          91,021
  Principal Financial Group                                2,200          68,178
  Progressive                                              1,477         102,075
 +Providian Financial                                      1,953          23,026
  Prudential Financial                                     3,700         138,232
  Regions Financial                                        1,505          51,546
  Safeco                                                     895          31,558
  Schwab (Charles)                                         9,092         108,286
  SLM                                                      3,040         118,438
  SouthTrust                                               2,262          66,480
  St. Paul                                                 1,532          56,730
  State Street Bank                                        2,273         102,285
  Suntrust Banks                                           1,873         113,073
  Synovus Financial                                        2,064          51,579
  T. Rowe Price Group                                        864          35,649
  Torchmark                                                  769          31,252
  Travelers Property & Casualty - Class B                  6,776         107,603
  Union Planters                                           1,350          42,714
  UnumProvident                                            1,928          28,477
  U.S. Bancorp                                            13,011         312,134
  Wachovia                                                 8,983         370,010
  Washington Mutual                                        6,197         243,976
  Wells Fargo                                             11,355         584,782
  XL Capital Ltd. - Class A                                  900          69,696
  Zions Bancorp                                              573          32,002
                                                                     -----------
                                                                      12,715,396
                                                                     -----------
Buildings & Materials - 0.44%
 +American Standard                                          500          42,125
  Centex                                                     475          36,993
  Fluor                                                      556          20,755
  KB HOME                                                    300          17,898
 +Louisiana-Pacific                                          800          11,024
  Masco                                                    3,260          79,805
  Pulte Homes                                                400          27,204
  Snap-on                                                    357           9,871
  Vulcan Materials                                           699          27,897
                                                                     -----------
                                                                         273,572
                                                                     -----------

Statement                                            Delaware S&P 500 Index Fund
  OF NET ASSETS (CONTINUED)

                                                         Number of      Market
                                                          Shares        Value
Common Stock (continued)
Business Services - 0.53%
 +Cendant                                                 6,802       $  127,129
  Cintas                                                  1,100           40,524
 +Convergys                                               1,043           19,129
  Deluxe                                                    382           15,333
  Paychex                                                 2,500           84,825
 +Robert Half International                               1,200           23,400
  Sabre Group Holdings                                      893           19,191
                                                                      ----------
                                                                         329,531
                                                                      ----------
Cable, Media & Publishing - 2.17%
  Clear Channel Communications                            4,150          158,945
  Donnelley & Sons                                          747           18,578
  Dow Jones                                                 603           28,552
  Gannett                                                 1,827          141,702
  InterPublic Group                                       2,508           35,413
  Knight-Ridder                                             557           37,152
  McGraw-Hill Companies                                   1,275           79,216
  Meredith                                                  300           13,851
 +Monster Worldwide                                         800           20,144
  Moody's Corp                                            1,066           58,598
  New York Times                                            971           42,200
  Omnicom Group                                           1,254           90,100
  Tribune                                                 2,092           96,023
 +Univision Communications - Class A                      2,144           68,458
  Viacom - Class B                                       11,822          452,783
                                                                      ----------
                                                                       1,341,715
                                                                      ----------
Chemicals - 1.35%
  Air Products & Chemicals                                1,584           71,438
  Avery Dennison                                            711           35,920
  Dow Chemical                                            6,223          202,496
  duPont (E.I.) deNemours                                 6,705          268,268
  Eastman Chemical                                          546           18,291
  Englehard                                                 808           22,357
  Great Lakes Chemical                                      300            6,033
 +Hercules                                                  800            9,064
  PPG Industries                                          1,199           62,612
  Praxair                                                 1,076           66,658
  Rohm & Haas                                             1,468           49,105
  Sigma-Aldrich                                             465           24,152
                                                                      ----------
                                                                         836,394
                                                                      ----------
Computers & Technology - 13.06%
  Adobe Systems                                           1,608           63,130
  American Power Conversion                               1,333           22,848
 +AOL Time Warner                                        30,529          461,293
 +Apple Computer                                          2,415           49,821
  Autodesk                                                  788           13,412
  Automatic Data Processing                               4,059          145,515
 +Avaya                                                   2,619           28,547
 +BMC Software                                            1,600           22,288
 +Cisco Systems                                          47,553          929,186
 +Citrix Systems                                          1,144           25,260
  Computer Associates International                       3,923          102,430

                                                         Number of      Market
                                                          Shares        Value

Common Stock (continued)
Computers & Technology (continued)
 +Computer Sciences                                       1,299       $   48,803
 +Compuware                                               2,407           12,902
 +Comverse Technology                                     1,212           18,132
 +Concord EFS                                             3,240           44,291
 +Dell                                                   17,385          580,485
  Electronic Data Systems                                 3,240           65,448
 +Electronics                                             1,000           92,230
 +EMC                                                    14,776          186,621
  First Data                                              5,034          201,159
 +Fiserv                                                  1,305           47,280
 +Gateway                                                 2,406           13,618
  Hewlett-Packard                                        20,627          399,339
  International Business Machines                        11,694        1,032,930
 +Intuit                                                  1,400           67,536
 +Jabil Circuit                                           1,300           33,865
 +Lexmark International - Class A                           883           55,638
  Linear Technology                                       2,151           77,027
 +Mercury Interactive                                       543           24,658
 +Micron Technology                                       4,065           54,552
  Microsoft                                              73,184        2,033,782
 +NCR                                                       586           18,570
 +Novell                                                  2,764           14,732
 +Nvidia                                                  1,000           15,911
 +Oracle                                                 35,325          396,347
 +Parametric Technology                                   2,000            6,240
 +PeopleSoft                                              2,001           36,398
  PerkinElmer                                               899           13,764
  Pitney Bowes                                            1,544           59,166
 +Siebel Systems                                          3,339           32,455
 +Sun Microsystems                                       21,769           72,055
 +SunGard Data Systems                                    1,900           49,989
 +Symantec                                                1,000           63,020
 +Teradyne                                                1,213           22,562
 +Unisys                                                  2,200           29,766
 +Veritas Software                                        2,905           91,217
 +Xerox                                                   5,411           55,517
 +Yahoo                                                   4,124          145,907
                                                                      ----------
                                                                       8,077,642
                                                                      ----------
Consumer Products - 3.59%
  3M                                                      5,344          369,110
  Avon Products                                           1,607          103,748
  Black & Decker                                            539           21,856
  Clorox                                                  1,503           68,943
 +Corning                                                 9,073           85,468
  Gillette                                                6,905          220,822
  International Flavors & Fragrances                        600           19,848
  Kimberly-Clark                                          3,394          174,180
  Mattel                                                  2,965           56,216
  Maytag                                                    496           12,385
  Procter & Gamble                                        8,733          810,597
  Tyco International                                     13,584          277,521
                                                                      ----------
                                                                       2,220,694
                                                                      ----------
Consumer Services - 0.14%
 +American Greetings - Class A                              500            9,715
 +Apollo Group - Class A                                  1,200           79,236
                                                                      ----------
                                                                          88,951
                                                                      ----------

Statement                                            Delaware S&P 500 Index Fund
  OF NET ASSETS (CONTINUED)

                                                         Number of      Market
                                                          Shares        Value

Common Stock (continued)
Electronics & Electrical Equipment - 8.06%
 +Advanced Micro Devices                                    2,410     $   26,775
 +Agilent Technologies                                      3,185         70,420
 +Altera                                                    2,656         50,198
 +Analog Devices                                            2,460         93,529
 +Applied Micro Circuits                                    1,900          9,253
 +Broadcom - Class A                                        1,975         52,575
  Eaton                                                       542         48,032
  Emerson Electric                                          2,868        151,000
  FirstEnergy                                               2,247         71,679
  General Electric                                         67,848      2,022,550
  Intel                                                    44,062      1,212,147
 +JDS Uniphase                                              9,772         35,179
 +KLA Instruments                                           1,346         69,184
 +LSI Logic                                                 2,675         24,048
  Maxim Integrated Products                                 2,167         85,597
  Molex                                                     1,279         36,567
  Motorola                                                 15,768        188,743
 +National Semiconductor                                    1,213         39,168
 +Novellus Systems                                          1,020         34,425
 +PMC - Sierra                                              1,200         15,829
 +Power-One                                                   674          6,935
 +QLogic                                                      648         30,462
  Raytheon - Class B                                        2,879         80,612
  Rockwell Collins                                          1,180         29,795
  Rockwell International                                    1,280         33,600
 +Sanmina                                                   3,381         32,796
 +Solectron                                                 5,658         33,099
  Symbol Technologies                                       1,500         17,925
 +Tektronix                                                   656         16,236
  Texas Instruments                                        11,670        266,076
 +Thomas & Betts                                              300          4,755
  Whirlpool                                                   508         34,427
 +Xilinx                                                    2,294         65,402
                                                                      ----------
                                                                       4,989,018
                                                                      ----------
Energy - 6.20%
  Amerada Hess                                                660         33,066
  Anadarko Petroleum                                        1,652         68,988
  Apache                                                    1,081         74,957
  Ashland                                                     406         13,337
  Baker Hughes                                              2,293         67,850
 +BJ Services                                               1,100         37,587
  Burlington Resources                                      1,326         63,913
  ChevronTexaco                                             7,236        517,012
  ConocoPhillips                                            4,595        251,576
  Constellation Energy                                      1,166         41,719
  Devon Energy                                              1,583         76,285
 +Dynegy                                                    2,560          9,216
  El Paso                                                   4,222         30,821
  Eog Resources                                               743         31,013
  Exxon Mobil                                              44,878      1,642,536
  Halliburton                                               2,965         71,901
  Kerr-McGee                                                  694         30,980
  Kinder Morgan                                               801         43,262
  Marathon Oil                                              2,098         59,793
 +Nabors Industries                                           974         36,291
  Nicor                                                       335         11,772
  Nisource                                                  1,715         34,266
 +Noble                                                       897         30,489
  Occidental Petroleum                                      2,553         89,942
  Peoples Energy                                              200          8,276

                                                         Number of      Market
                                                          Shares        Value

Common Stock (continued)
Energy (continued)
 +Rowan Companies                                             740     $   18,189
  Schlumberger Limited                                      3,995        193,358
  Sempra Energy                                             1,400         41,104
  Sunoco                                                      500         20,110
  TECO Energy                                               1,300         17,966
 +Transocean Sedco Forex                                    2,148         42,960
  Unocal                                                    1,716         54,088
  Williams                                                  3,322         31,293
  Xcel Energy                                               2,618         40,500
                                                                      ----------
                                                                       3,836,416
                                                                      ----------
Environmental Services - 0.32%
 +Allied Waste Industries                                   1,300         14,040
  Applera Corp - Applied Biosystems Group                   1,438         32,082
  Ecolab                                                    1,814         45,804
  Waste Management                                          3,963        103,711
                                                                      ----------
                                                                         195,637
                                                                      ----------
Farming & Agriculture - 0.07%
  Monsanto                                                  1,723         41,249
                                                                      ----------
                                                                          41,249
                                                                      ----------
Food, Beverage & Tobacco - 5.47%
  Adolph Coors Company                                        294         15,805
  Altria Group                                             13,710        600,497
  Anheuser Busch                                            5,583        275,465
  Archer-Daniels-Midland                                    4,341         56,911
  Ball                                                        354         19,116
  Brown-Forman - Class B                                      440         34,813
  Campbell Soup                                             2,721         72,107
  Coca-Cola                                                16,607        713,436
  Coca-Cola Enterprises                                     3,003         57,237
  ConAgra                                                   3,648         77,484
  Darden Restaurants                                        1,200         22,800
  Fortune Brands                                              952         54,026
  General Mills                                             2,498        117,581
  Heinz (H.J.)                                              2,323         79,632
  Hershey Foods                                               907         65,921
  Kellogg                                                   2,699         90,012
  McCormick and Company                                       900         24,678
  Pepsi Bottling Group                                      1,860         38,279
  PepsiCo                                                  11,632        533,095
  RJ Reynolds Tobacco Holdings                                600         23,724
  Sara Lee                                                  5,334         97,932
  Supervalu                                                   906         21,617
  Sysco                                                     4,344        142,092
  UST                                                       1,075         37,819
 +Waters                                                      800         21,944
  Wrigley (W.M.) Jr                                         1,576         87,153
                                                                      ----------
                                                                       3,381,176
                                                                      ----------
Healthcare & Pharmaceuticals - 13.79%
  Abbott Laboratories                                      10,530        448,052
  Aetna                                                     1,045         63,776
  Allergan                                                    890         70,070
  AmerisourceBergen - Class A                                 748         40,429
 +Amgen                                                     8,771        566,343
 +Anthem                                                    1,000         71,330
  Bard (C.R.)                                                 351         24,921
  Bausch & Lomb                                               332         14,658
  Baxter International                                      4,164        121,006
  Becton Dickinson                                          1,703         61,512

Statement                                            Delaware S&P 500 Index Fund
  OF NET ASSETS (CONTINUED)

                                                         Number of      Market
                                                          Shares        Value

Common Stock (continued)
Healthcare & Pharmaceuticals  (continued)
  +Biogen                                                   1,040     $   39,759
   Biomet                                                   1,759         59,120
  +Boston Scientific                                        2,805        178,959
   Bristol-Myers Squibb                                    13,110        336,403
   Cardinal Health                                          3,063        178,849
  +Chiran Bio Tech                                          1,262         65,233
  +Express Scripts - Class A                                  500         30,575
  +Forest Laboratories                                      2,438        125,435
  +Genzyme Corp - General Division                          1,500         69,375
   Guidant                                                  2,114         99,041
   HCA - The Healthcare Company                             3,409        125,656
   Health Management Associates - Class A                   1,600         34,896
  +Humana                                                   1,200         21,660
   IMS Health                                               1,567         33,064
   Johnson & Johnson                                       20,116        996,144
  +King Pharmaceutical                                      1,674         25,361
   Lilly (Eli)                                              7,626        452,984
   Manor Care                                                 600         18,000
   McKesson HBOC                                            1,948         64,849
  +Medco Health Solutions                                   1,795         46,544
  +Medimmune                                                1,721         56,810
   Medtronic                                                8,199        384,697
   Merck & Company                                         15,186        768,715
  +Millipore                                                  337         15,522
   Pfizer                                                  52,695      1,600,875
  +Quest Diagnostics                                          700         42,448
   Schering-Plough                                         10,001        152,415
  +St. Jude Medical                                         1,182         63,556
   Stryker                                                  1,378        103,777
  +Tenet Healthcare                                         3,032         43,903
   UnitedHealth Group                                       4,090        205,809
  +Watson Pharmaceutical                                      714         29,767
  +Wellpoint Health Networks                                1,044         80,472
   Wyeth                                                    8,993        414,577
  +Zimmer Holdings                                          1,572         86,617
                                                                      ----------
                                                                       8,533,964
                                                                      ----------
 Hotels/Diversified REITS - 0.07%
   Starwood Hotels & Resorts Worldwide                      1,300         45,240
                                                                      ----------
                                                                          45,240
                                                                      ----------
 Industrial Machinery - 1.11%
  +Applied Materials                                       11,262        204,293
   Caterpillar                                              2,311        159,089
   Crane                                                      500         11,705
   Deere & Company                                          1,598         85,189
   Grainger (W.W.)                                            580         27,579
   Ingersoll-Rand - Class A                                 1,189         63,540
   ITT Industries                                             608         36,383
   Pall                                                       897         20,129
   Parker Hannifin                                            841         37,593
   Stanley Works                                              599         17,682
  +Thermo Electron                                          1,099         23,848
                                                                      ----------
                                                                         687,030
                                                                      ----------
 Leisure, Lodging & Entertainment - 1.64%
   Carnival Cruise Lines                                    4,202        138,204
   Disney (Walt)                                           13,816        278,669
   Eastman Kodak                                            1,865         39,053
   Harley-Davidson                                          2,060         99,292
   Harrah's Entertainment                                     747         31,456

                                                         Number of      Market
                                                          Shares        Value

Common Stock (continued)
Leisure, Lodging & Entertainment (continued)
  Hasbro                                                    1,100     $   20,548
  Hilton Hotels                                             2,609         42,318
  International Game Technology                             2,400         67,560
  Marriott International - Class A                          1,612         69,364
  McDonald's                                                8,614        202,774
  Wendy's International                                       740         23,902
                                                                      ----------
                                                                       1,013,140
                                                                      ----------
Metals & Mining - 0.59%
  Alcoa                                                     5,681        148,615
  Allegheny Technologies                                      400          2,620
  Freeport-McMoRan Copper & Gold - Class B                  1,100         36,410
  Newmont Mining                                            2,740        107,107
  Nucor                                                       530         24,316
 +Phelps Dodge                                                632         29,578
  United States Steel                                         700         12,866
  Worthington Industries                                      500          6,280
                                                                      ----------
                                                                         367,792
                                                                      ----------
Miscellaneous - 0.08%
  Dover                                                     1,395         49,341
                                                                      ----------
                                                                          49,341
                                                                      ----------
Packaging & Containers - 0.33%
  Bemis                                                       335         14,841
  Illinois Tool Works                                       2,109        139,742
+Pactiv                                                     1,100         22,308
+Sealed Air                                                   593         28,007
                                                                      ----------
                                                                         204,898
                                                                      ----------
Paper & Forest Products - 0.56%
  Boise Cascade                                               354          9,770
  Georgia-Pacific                                           1,697         41,135
  International Paper                                       3,236        126,269
  MeadWestvaco                                              1,351         34,451
  Plum Creek Timber                                         1,200         30,528
  Temple-Inland                                               373         18,109
  Weyerhaeuser                                              1,445         84,460
                                                                      ----------
                                                                         344,722
                                                                      ----------
REITS - 0.39%
  Apartment Investment & Management - Class A                 600         23,616
  Equity Office Properties Trust                            2,700         74,331
  Equity Residential Properties Trust                       1,800         52,704
  ProLogis                                                  1,200         36,300
  Simon Property Group                                      1,300         56,654
                                                                      ----------
                                                                         243,605
                                                                      ----------
Retail - 8.23%
  Alberto Culver - Class B                                    369         21,705
  Albertson's                                               2,492         51,260
 +AutoZone                                                    632         56,583
 +Bed Bath & Beyond                                         1,968         75,138
 +Best Buy                                                  2,195        104,306
 +Big Lots                                                    800         12,648
  Circuit City Stores                                       1,256         11,970
  Colgate-Palmolive                                         3,659        204,502
 +Costco Wholesale                                          3,125         97,125
  CVS                                                       2,673         83,023
  Dillard                                                     500          6,990
  Dollar General                                            2,241         44,820
 +eBay                                                      4,400        234,520

Statement                                            Delaware S&P 500 Index Fund
  OF NET ASSETS (CONTINUED)

                                                         Number of      Market
                                                          Shares        Value

Common Stock (continued)
Retail (continued)
  Family Dollar Stores                                     1,200      $   47,868
  Federated Department Stores                              1,298          54,386
  Gap                                                      5,959         102,018
  Home Depot                                              15,506         493,866
 +Kohl's                                                   2,292         122,622
 +Kroger                                                   5,055          90,333
  Limited Brands                                           3,517          53,036
  Liz Claiborne                                              712          24,244
  Lowe's Corporation                                       5,300         275,070
  May Department Stores                                    1,994          49,112
  Nordstrom                                                1,000          24,810
 +Office Depot                                             2,024          28,437
  Penney (J.C.)                                            1,800          38,466
  Radioshack                                               1,160          32,956
 +Safeway                                                  2,998          68,774
  Sears, Roebuck                                           1,880          82,212
  Sherwin-Williams                                         1,000          29,410
 +Staples                                                  3,241          76,974
 +Starbucks                                                2,666          76,781
  Target                                                   6,188         232,854
  Tiffany & Co.                                              936          34,941
  TJX                                                      3,456          67,116
 +Toys R Us                                                1,497          18,009
  Tupperware                                                 300           4,014
  V F                                                        735          28,599
  Wal-Mart Stores                                         29,542       1,649,921
  Walgreen                                                 6,931         212,366
  Winn-Dixie Stores                                          800           7,720
 +Yum! Brands                                              1,966          58,233
                                                                      ----------
                                                                       5,089,738
                                                                      ----------
Telecommunications - 4.66%
  AT&T                                                     5,299         114,193
 +AT&T Wireless Services                                  18,449         150,913
 +ADC Telecommunications                                   5,250          12,233
  Alltel                                                   2,122          98,333
 +Andrew                                                   1,156          14,207
  BellSouth                                               12,520         296,474
 +CIENA                                                    3,300          19,503
 +Comcast - Class A                                       15,291         472,185
 +Lucent Technologies                                     27,279          58,923
 +Network Appliance                                        2,304          47,301
 +Nextel Communications                                    7,036         138,539
  QUALCOMM                                                 5,355         222,982
 +Qwest Communications International                      11,351          38,593
  SBC Communications                                      22,474         500,047
  Scientific-Atlanta                                       1,002          31,212
 +Sprint                                                   7,023          40,242
 +Tellabs                                                  2,978          20,221
  Verizon Communications                                  18,710         606,952
                                                                      ----------
                                                                       2,883,053
                                                                      ----------
Textiles, Apparel & Furniture - 0.45%
  Johnson Controls                                           653          61,774
  Jones Apparel Group                                        900          26,937
  Leggett & Platt                                          1,300          28,119
  Newell Rubbermaid                                        1,839          39,851
  Nike                                                     1,751         106,496
  Reebok International                                       400          13,372
                                                                      ----------
                                                                         276,549
                                                                      ----------

                                                         Number of      Market
                                                          Shares        Value

Common Stock (continued)
  Transportation & Shipping - 1.63%
  Brunswick                                                  600      $   15,408
  Burlington Northern Santa Fe                             2,550          73,619
  CSX                                                      1,435          41,974
  Delta Air Lines                                            862          11,465
  FedEx                                                    2,004         129,117
  Norfolk Southern                                         2,633          48,711
  Ryder System                                               400          11,728
  Southwest Airlines                                       5,204          92,111
  Union Pacific                                            1,732         100,750
  United Parcel Service - Class B                          7,600         484,879
                                                                      ----------
                                                                       1,009,762
                                                                      ----------
Utilities - 2.57%
 +AES                                                      4,067          30,177
 +Allegheny Energy                                           673           6,151
  Ameren                                                   1,106          47,458
  American Electric Power                                  2,643          79,290
 +Calpine                                                  2,581          12,621
  Centerpoint Energy                                       2,189          20,073
  CenturyTel                                                 922          31,247
  Cinergy                                                  1,200          44,040
 +Citizens Communications                                  2,000          22,420
  CMS Energy                                                 700           5,159
  Consolidated Edison                                      1,552          63,260
  Dominion Resources                                       2,240         138,656
  DTE Energy                                               1,085          40,026
  Duke Energy                                              6,008         107,002
 +Edison International                                     2,120          40,492
  Entergy                                                  1,557          84,312
  Exelon                                                   2,255         143,193
  FPL Group                                                1,224          77,357
  KeySpan                                                  1,043          36,588
 +PG&E                                                     2,722          65,056
  Pinnacle West Capital                                      597          21,194
  PPL                                                      1,232          50,450
  Progress Energy                                          1,640          72,914
  Public Service Enterprise Group                          1,532          64,344
  Southern                                                 4,908         143,902
  Sprint                                                   6,012          90,781
  TXU                                                      2,164          50,984
                                                                      ----------
                                                                       1,589,147
                                                                      ----------
Total Common Stock (cost $68,154,009)                                 62,288,599
                                                                      ----------

Statement                                            Delaware S&P 500 Index Fund
  OF NET ASSETS (CONTINUED)




                                                        Principal       Market
                                                         Amount         Value


U.S. Treasury Obligations - 0.45%
 *U S Treasury Bill 0.92% 12/11/03                         $280,000 $   279,530
                                                                    -----------
Total U.S. Treasury Obligations
  (cost $279,492)                                                       279,530
                                                                    -----------
Repurchase Agreements - 1.00%
  With BNP Paribas 0.95% 10/1/03
    (dated 9/30/03, collateralized by
    $223,000 U.S. Treasury Notes 7.250%
    due 5/15/04, market value $237,478)                     233,000     233,000
  With J. P. Morgan Securities 0.92% 10/1/03
    (dated 9/30/03, collateralized by
    $66,000 U.S. Treasury Notes 11.875%
    due 11/15/03, market value $69,604
    and $86,000 U.S. Treasury Notes 2.125%
    due 10/31/04, market value $87,946)                     154,000     154,000
  With UBS Warburg 0.95% 10/1/03
    (dated 9/30/03, collateralized by
    $86,000 U.S. Treasury Notes 1.250%
    due 5/31/05, market value $86,466,
    $41,000 U.S. Treasury Notes 10.750%
    due 8/15/05, market value $48,706,
    $86,000 U.S. Treasury Notes 9.375%
    due 2/15/06, market value $102,635)                     233,000     233,000
                                                                    -----------
Total Repurchase Agreements
  (cost $620,000)                                                       620,000
                                                                    -----------

Total Market Value of Securities - 102.13%
  (cost $69,053,501)                                                 63,188,129
Liabilities Net of Receivables and
  Other Assets - (2.13%)                                             (1,322,026)
                                                                    -----------
Net Assets Applicable to 10,491,635 Shares
  Outstanding - 100.00%                                             $61,866,103
                                                                    -----------

Net Asset Value - Delaware S&P 500 Index
  Fund Consultant Class
  ($39,857,428 / 6,763,096 Shares)                                        $5.89
                                                                          -----

Net Asset Value - Delaware S&P 500 Index
  Fund Institutional Class
  ($22,008,675 / 3,728,539 Shares)                                        $5.90
                                                                          =====


Components of Net Assets at September 30, 2003:
Shares of beneficial interest
  (unlimited authorization - no par)                                $74,281,676
Undistributed net investment income                                     592,774
Accumulated net realized loss on investments                         (7,125,722)
Net unrealized depreciation of investments                           (5,882,625)
                                                                    -----------
Total net assets                                                    $61,866,103
                                                                    ===========

+Non-income producing security for the year ended September 30, 2003.

*Pledged as collateral for futures contracts. The interest rate shown is the yield at the time of purchase.

 Lincoln National Corporation is the indirect parent of the Fund's investment advisor, Delaware Management Company, a series of Delaware Management Business Trust.

Summary of Abbreviations:
REIT - Real Estate Investment Trust

See accompanying notes

Statement                                          Delaware S&P 500 Index Fund
  OF OPERATIONS                                    Year Ended September 30, 2003

Investment Income:
  Dividends                                                                     $946,128
  Interest                                                                        18,271         $   964,399
                                                                                --------         -----------

Expenses:
  Dividend disbursing and transfer agent fees and expenses                       987,595
  Distribution expenses - Consultant Class                                        86,443
  Management fees                                                                 37,908
  Reports and statements to shareholders                                          28,160
  Registration fees                                                               25,781
  Accounting and administration expenses                                          23,816
  Professional fees                                                               22,256
  Custodian fees                                                                  10,567
  Trustees' fees                                                                   3,713
  Other                                                                            6,845           1,233,084
                                                                                --------
  Less expenses absorbed or waived                                                                  (928,704)
  Less waived distribution expenses - Consultant Class                                               (48,991)
  Less expenses paid indirectly                                                                       (1,302)
                                                                                                 -----------
  Total expenses                                                                                     254,087
                                                                                                 -----------
Net Investment Income                                                                                710,312
                                                                                                 -----------

Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain (loss) on:
    Investments                                                                                   (3,650,672)
    Futures contracts                                                                                282,381
                                                                                                 -----------
  Net realized loss                                                                               (3,368,291)
  Net change in unrealized appreciation/depreciation of investments                               13,809,744
                                                                                                 -----------
Net Realized and Unrealized Gain on Investments                                                   10,441,453
                                                                                                 -----------

Net Increase in Net Assets Resulting from Operations                                             $11,151,765
                                                                                                 ===========

See accompanying notes

Statements                                           Delaware S&P 500 Index Fund
  OF CHANGES IN NET ASSETS

                                                                                                  Year Ended
                                                                                         9/30/03              9/30/02
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                                                $   710,312          $   508,862
  Net realized loss on investments                                                      (3,368,291)          (2,307,359)
  Net change in unrealized appreciation/depreciation of investments                     13,809,744          (10,969,298)
                                                                                       -----------          -----------
  Net increase (decrease) in net assets resulting from operations                       11,151,765          (12,767,795)
                                                                                       -----------          -----------

Dividends and Distributions to Shareholders from:
  Net investment income:
    Consultant Class                                                                      (279,419)            (101,181)
    Institutional Class                                                                   (290,781)            (175,491)

  Net realized gain on investments:
    Consultant Class                                                                            --              (65,044)
    Institutional Class                                                                         --             (107,688)
                                                                                       -----------          -----------
                                                                                          (570,200)            (449,404)
                                                                                       -----------          -----------
Capital Share Transactions:
  Proceeds from shares sold:
    Consultant Class                                                                    22,407,414           23,578,559
    Institutional Class                                                                  9,569,921           14,618,935

  Net asset value of shares issued upon reinvestment of dividends and distributions:
    Consultant Class                                                                       279,419              166,225
    Institutional Class                                                                    240,861              224,649
                                                                                       -----------          -----------
                                                                                        32,497,615           38,588,368
                                                                                       -----------          -----------
  Cost of shares repurchased:
    Consultant Class                                                                   (10,323,473)          (9,411,310)
    Institutional Class                                                                (14,781,515)          (5,666,357)
                                                                                       -----------          -----------
                                                                                       (25,104,988)         (15,077,667)
                                                                                       -----------          -----------
Increase in net assets derived from capital share transactions                           7,392,627           23,510,701
                                                                                       -----------          -----------
Net Increase in Net Assets                                                              17,974,192           10,293,502

Net Assets:
  Beginning of year                                                                     43,891,911           33,598,409
                                                                                       -----------          -----------
  End of year                                                                          $61,866,103          $43,891,911
                                                                                       ===========          ===========

See accompanying notes

Financial
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                              Delaware S&P 500 Index Fund Consultant Class
------------------------------------------------------------------------------------------------------------
                                                                                                  1/12/00(1)
                                                                         Year Ended                   to
                                                              9/30/03     9/30/02      9/30/01     9/30/00
Net asset value, beginning of period                           $4.810      $6.140       $8.470      $8.500

Income (loss) from investment operations:
Net investment income(2)                                        0.069       0.063        0.063       0.059
Net realized and unrealized gain (loss) on investments          1.067      (1.324)      (2.325)     (0.089)
                                                               ------      ------       ------      ------
Total from investment operations                                1.136      (1.261)      (2.262)     (0.030)
                                                               ------      ------       ------      ------

Less dividends and distributions from:
Net investment income                                          (0.056)     (0.042)      (0.057)         --
Net realized gain on investments                                   --      (0.027)      (0.011)         --
                                                               ------      ------       ------      ------
Total dividends and distributions                              (0.056)     (0.069)      (0.068)         --
                                                               ------      ------       ------      ------

Net asset value, end of period                                 $5.890      $4.810       $6.140      $8.470
                                                               ======      ======       ======      ======

Total return(3)                                                23.74%     (20.86%)     (26.89%)     (0.35%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $39,857     $21,624      $13,600      $5,219
Ratio of expenses to average net assets                         0.52%       0.52%        0.52%       0.52%
Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly               2.39%       2.03%        2.37%       1.83%
Ratio of net investment income to average net assets            1.26%       1.02%        0.87%       0.95%
Ratio of net investment loss to average net assets
  prior to expense limitation and expenses paid
  indirectly                                                   (0.61%)     (0.49%)      (0.98%)     (0.36%)
Portfolio turnover                                                18%          9%          23%         18%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                             Delaware S&P 500 Index Fund Institutional Class
------------------------------------------------------------------------------------------------------------
                                                                                                  1/12/00(1)
                                                                         Year Ended                   to
                                                              9/30/03     9/30/02      9/30/01     9/30/00
Net asset value, beginning of period                           $4.820      $6.150       $8.480      $8.500

Income (loss) from investment operations:
Net investment income(2)                                        0.075       0.070        0.072       0.066
Net realized and unrealized gain (loss) on investments          1.068      (1.329)      (2.324)     (0.086)
                                                               ------      ------       ------      ------
Total from investment operations                                1.143      (1.259)      (2.252)     (0.020)
                                                               ------      ------       ------      ------

Less dividends and distributions from:
Net investment income                                          (0.063)     (0.044)      (0.067)         --
Net realized gain on investments                                   --      (0.027)      (0.011)         --
                                                               ------      ------       ------      ------
Total dividends and distributions                              (0.063)     (0.071)      (0.078)         --
                                                               ------      ------       ------      ------

Net asset value, end of period                                 $5.900      $4.820       $6.150      $8.480
                                                               ======      ======       ======      ======

Total return(3)                                                23.85%     (20.80%)     (26.77%)     (0.24%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $22,009     $22,268      $19,999     $23,905
Ratio of expenses to average net assets                         0.40%       0.40%        0.40%       0.40%
Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly               2.11%       1.91%        2.25%       1.71%
Ratio of net investment income to average net assets            1.38%       1.14%        0.99%       1.07%
Ratio of net investment loss to average net assets
  prior to expense limitation and expenses paid
  indirectly                                                   (0.33%)     (0.37%)      (0.86%)     (0.24%)
Portfolio turnover                                                18%          9%          23%         18%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Notes                                                Delaware S&P 500 Index Fund
  TO FINANCIAL STATEMENTS                            September 30, 2003

Delaware Group Foundation Funds (the "Trust") is organized as a Delaware business trust and offers four series: Delaware Balanced Allocation Portfolio, Delaware Growth Allocation Portfolio, Delaware Income Allocation Portfolio, and Delaware S&P 500 Index Fund. These financial statements and the related notes pertain to Delaware S&P 500 Index Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Consultant Class and Institutional Class shares. Neither class is subject to a sales charge.

The investment objective of the Fund is to seek to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index.

1. Significant Accounting
Policies The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq Stock Market Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $1,302 for the year ended September 30, 2003. In addition, the Fund receives earnings credit from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended September 30, 2003. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated at the rate of 0.07% of average daily net assets.

DMC has entered into a sub-advisory agreement with SSgA Funds Management, Inc. ("SSFM"), a division of State Street Corporation, with respect to the management of the Fund. For the services provided, DMC pays SSFM an annual fee which is calculated at the rate of 0.05% on the first $50 million of average daily net assets of the Fund, 0.04% on the next $50 million and 0.02% on the average daily net assets in excess of $100 million, subject to an annual minimum of $50,000. The Fund does not pay any fees directly to SSFM.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs, and extraordinary expenses, do not exceed 0.40% of average daily net assets of the Fund through November 30, 2004.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services. Prior to June 1, 2003, the monthly fee for dividend disbursing and transfer agent services was based on the number of shareholder accounts and shareholder transactions.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Consultant Class. DDLP has contracted to waive distribution and service fees through November 30, 2004 in order to prevent distribution and service fees of Consultant Class shares from exceeding 0.12% of the average daily net assets.

At September, 2003, the Fund had receivables from or liabilities payable to affiliates as follows:

Receivable from DMC under expense limitation agreement        $63,797
Dividend disbursing, transfer agent fees, accounting
  and other expense payable to DSC                            (82,255)
Other expenses payable to DMC and affiliates                  (11,214)

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

Notes                                                Delaware S&P 500 Index Fund
  TO FINANCIAL STATEMENTS (CONTINUED)

3. Investments
For the year ended September 30, 2003, the Fund made purchases of $18,736,933 and sales of $9,401,223 of investment securities other than short-term investments.

At September 30, 2003, the cost of investments for federal income tax purposes was $74,834,633. At September 30, 2003, net unrealized depreciation was $11,646,504, of which $2,449,822 related to unrealized appreciation of investments and $14,096,326 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended September 30, 2003 and 2002 were as follows:

                                                         Year Ended
                                               9/30/03                9/30/02

Ordinary income                               $570,200               $320,452
Long-term capital gain                              --                128,952
                                              --------               --------
Total                                         $570,200               $449,404
                                              ========               ========

As of September 30, 2003, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                                    $74,281,676
Undistributed ordinary income                                        592,774
Capital loss carryforwards                                        (1,239,522)
Post-October losses                                                 (122,321)
Unrealized depreciation of investments                           (11,646,504)
                                                                 -----------
Net assets                                                       $61,866,103
                                                                 ===========

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $30,286 in 2010 and $1,209,236 in 2011.

Post-October losses represent losses realized on investment transactions from November 1, 2002 through September 30, 2003 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares
Transactions in capital shares were as follows:

                                                         Year Ended
                                               9/30/03                9/30/02
Shares sold:
  Consultant Class                             4,108,074              3,810,212
  Institutional Class                          1,758,850              2,290,717

Shares issued upon reinvestment of
  dividend and distributions:
  Consultant Class                                52,326                 24,553
  Institutional Class                             45,105                 33,134
                                              ----------             ----------
                                               5,964,355              6,158,616
                                              ----------             ----------
Shares repurchased:
  Consultant Class                            (1,889,206)            (1,557,759)
  Institutional Class                         (2,693,200)              (960,176)
                                              ----------             ----------
                                              (4,582,406)            (2,517,935)
                                              ----------             ----------
Net increase                                   1,381,949              3,640,681
                                              ==========             ==========

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amount outstanding as of September 30, 2003, or at any time during the year.

7. Futures Contracts
The Fund uses futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Fund's custodian, rather than directly with the broker). Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it is closed. Risk of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

Financial futures contracts open at September 30, 2003 were as follows:

Contracts to Buy           Notional Cost    Expiration Date     Unrealized Loss
----------------           -------------    ---------------     ---------------
4 S&P 500 Index             $1,011,296       December 2003        $(17,253)

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

8. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

Notes                                               Delaware S&P 500 Index Fund
   TO FINANCIAL STATEMENTS (CONTINUED)


8. Tax Information (Unaudited) (Continued)
For the fiscal year ended September 30, 2003, the Fund designates distributions paid during the year as follows:

   (A)                       (B)
Long-Term                 Ordinary
Capital Gains              Income            Total              (C)
Distributions          Distributions     Distributions       Qualifying
(Tax Basis)              (Tax Basis)      (Tax Basis)        Dividends(1)
--------------------------------------------------------------------------------
   0%                       100%             100%               100%


(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

* For the fiscal year ended September 30, 2003 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Reflief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $715,039 to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2003 Form 1099-DIV.

Report
   OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Delaware Group Foundation Funds  - Delaware S&P 500 Index Fund

We have audited the accompanying statement of net assets of Delaware S&P 500 Index Fund (the "Fund") as of September 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period January 12, 2000 (commencement of operations) through September 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware S&P 500 Index Fund at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended and for the period January 12, 2000 (commencement of operations) through September 30, 2000, in conformity with accounting principles generally accepted in the United States.



Ernst & Young LLP



Philadelphia, Pennsylvania
November 7, 2003

Delaware Investments Family of Funds
  BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                                                  Number of              Other
                                                                             Principal        Portfolios in Fund     Directorships
   Name,                      Position(s)                                   Occupation(s)      Complex Overseen         Held by
  Address                      Held with          Length of Time               During         by Trustee/Director   Trustee/Director
and Birthdate                   Fund(s)               Served                Past 5 Years          or Officer          or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

   Jude T. Driscoll(2)         Chairman and          3 Years -           Since August 2000,            83               None
   2005 Market Street            Trustee(4)      Executive Officer   Mr. Driscoll has served in
    Philadelphia, PA                                                various executive capacities
       19103                                      Trustee since        at different times at
                                                   May 15, 2003        Delaware Investments(1)
   March 10, 1963
                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

   Walter P. Babich              Trustee              15 Years              Board Chairman -           101             None
   2005 Market Street                                               Citadel Construction Corporation
   Philadelphia, PA                                                        (1989 - Present)
        19103

   October 1, 1927


   John H. Durham                Trustee             24 Years(3)           Private Investor            101       Trustee - Abington
  2005 Market Street                                                                                              Memorial Hospital
  Philadelphia, PA
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation


   John A. Fry                   Trustee(4)           2 Years                 President -               83             None
 2005 Market Street                                                    Franklin & Marshall College
 Philadelphia, PA                                                        (June 2002 - Present)
      19103
                                                                        Executive Vice President -
                                                                        University of Pennsylvania
   May 28, 1960                                                          (April 1995 - June 2002)

   Anthony D. Knerr              Trustee              10 Years         Founder/Managing Director -     101             None
  2005 Market Street                                                   Anthony Knerr & Associates
   Philadelphia, PA                                                      (Strategic Consulting)
        19103                                                               (1990 - Present)

December 7, 1938

                                                                                                  Number of              Other
                                                                             Principal        Portfolios in Fund     Directorships
   Name,                      Position(s)                                   Occupation(s)      Complex Overseen         Held by
  Address                      Held with          Length of Time               During         by Trustee/Director   Trustee/Director
and Birthdate                   Fund(s)               Served                Past 5 Years          or Officer          or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

   Ann R. Leven                  Trustee              14 Years     Treasurer/Chief Fiscal Officer -    101         Director - Andy
 2005 Market Street                                                     National Gallery of Art                   Warhol Foundation
 Philadelphia, PA                                                           (1994 - 1999)
      19103                                                                                                          Director -
                                                                                                                    Systemax Inc.
   November 1, 1940


   Thomas F. Madison             Trustee              9 Years               President/Chief            101           Director -
   2005 Market Street                                                     Executive Officer -                   CenterPoint Energy
   Philadelphia, PA                                                        MLM Partners, Inc.
        19103                                                          (Small Business Investing                 Director - Digital
                                                                            and Consulting)                         River Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                             Director - Rimage
                                                                                                                   Corporation

                                                                                                                 Director - Valmont
                                                                                                                   Industries, Inc.


   Janet L. Yeomans              Trustee              4 Years           Vice President/Mergers &       101             None
   2005 Market Street                                                 Acquisitions - 3M Corporation
   Philadelphia, PA                                                     (January 2003 - Present)
        19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

   Joseph H. Hastings          Executive            Executive          Mr. Hastings has served in      101             None
   2005 Market Street        Vice President        Vice President     various executive capacities
    Philadelphia, PA              and                   and             at different times at
        19103               Chief Financial       Chief Financial        Delaware Investments.
                                 Officer            Officer since
   December 19, 1949                               August 21, 2003

   Richelle S. Maestro    Senior Vice President, Chief Legal Officer   Ms. Maestro has served in       101             None
   2005 Market Street      Chief Legal Officer        since           various executive capacities
    Philadelphia, PA          and Secretary       March 17, 2003         at different times at
       19103                                                              Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    7 Years          Mr. Bishof has served in        101             None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Driscoll and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware S&P 500 Index Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware S&P 500 Index Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                            Affiliated Officers                       Contact Information
Jude T. Driscoll                             Joseph H. Hastings                        Investment Manager
Chairman                                     Executive Vice President and              Delaware Management Company
Delaware Investments Family of Funds         Chief Financial Officer                   Philadelphia, PA
Philadelphia, PA                             Delaware Investments Family of Funds
                                             Philadelphia, PA                          International Affiliate
Walter P. Babich                                                                       Delaware International Advisers Ltd.
Board Chairman                               Richelle S. Maestro                       London, England
Citadel Construction Corporation             Senior Vice President,
King of Prussia, PA                          Chief Legal Officer and Secretary         National Distributor
                                             Delaware Investments Family of Funds      Delaware Distributors, L.P.
John H. Durham                               Philadelphia, PA                          Philadelphia, PA
Private Investor
Gwynedd Valley, PA                           Michael P. Bishof                         Shareholder Servicing, Dividend
                                             Senior Vice President and Treasurer       Disbursing and Transfer Agent
John A. Fry                                  Delaware Investments Family of Funds      Delaware Service Company, Inc.
President                                    Philadelphia, PA                          2005 Market Street
Franklin & Marshall College                                                            Philadelphia, PA 19103-7094
Lancaster, PA
                                                                                       For Shareholders
Anthony D. Knerr                                                                       800 523-1918
Managing Director
Anthony Knerr & Associates                                                             For Securities Dealers and Financial
New York, NY                                                                           Institutions Representatives Only
                                                                                       800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                                  Web site
National Gallery of Art                                                                www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

--------------------------------------------------------------------------------
A description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800-523-1918; (ii) on the Fund's website at http://www.delawareinvestments.com; and (iii) on the Commission's website at http://www.sec.gov. Beginning no later than August 31, 2004, information
(if any) regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge
(i) through the Fund's website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.
--------------------------------------------------------------------------------

(8340)                                                        Printed in the USA
AR-491 [9/03] IVES 11/03                                        J9432 EXP: 11/04

Item 2.  Code of Ethics

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3.  Audit Committee Financial Expert

         The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

         a. An understanding of generally accepted accounting principles and financial statements;

         b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

         c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

         d. An understanding of internal controls and procedures for financial reporting; and

         e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

         a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

         b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

         c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

         d. Other relevant experience.

         The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

         The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

         Ann R. Leven
         Thomas F. Madison
         Janet L. Yeomans(1)

Item 4. Principal Accountant Fees and Services

         Required only for fiscal years ending after December 15, 2003.

         Not applicable.

Item 5. Audit Committee of Listed Registrants

         Not applicable.

Item 6.  [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable.


------------------------
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

Item 8.  [Reserved]

Item 9.  Controls and Procedures

         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

         There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10.   Exhibits

(a)(1)  Code of Ethics

        Not applicable.

   (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.


Delaware Group Foundation Funds:


Jude T. Driscoll
--------------------------------
By:      Jude T. Driscoll
Title:   Chairman
Date:    December 5, 2003

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


Jude T. Driscoll
--------------------------------
By:      Jude T. Driscoll
Title:   Chairman
Date:    December 5, 2003


Joseph H. Hastings
--------------------------------
By:      Joseph H. Hastings
Title:   Chief Financial Officer
Date:    December 5, 2003